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- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               EATON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

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

                             [EATON COVER ARTWORK]

NOTICE OF MEETING

The 1995 annual meeting of Eaton Corporation shareholders will be held Wednesday, April 26, at 10:30 a.m. local time at The Forum Conference and Education Center, One Cleveland Center, 1375 East Ninth Street, Cleveland, Ohio 44114, for the purpose of:

1. Electing directors;

2. Approving the Eaton 1995 Stock Plan;

3. Approving the Eaton Incentive Compensation Deferral Plan;

4. Ratifying the appointment of independent auditors; and

5. Considering reports and such other business as may properly come before the meeting.

These matters are more fully described in the following pages.

The record date for the meeting has been fixed by the Board of Directors as the close of business on February 27, 1995. Shareholders of record at that time are entitled to vote at the meeting.

By order of the Board of Directors

Earl R. Franklin
Secretary

March 17, 1995

Your Vote Is Important

To vote your shares, please indicate your choices, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope. You will save your company the expense of a second mailing by returning your proxy card promptly.

                                    CONTENTS

                                        PAGE
                                        -----
PROXY STATEMENT ........................    3

Proxy Solicitation .....................    3

Voting at the Meeting ..................    3

Election of Directors ..................    4

Board Committees .......................    9

Transactions with Associates of Eaton
  Directors, Nominees and Executive
  Officers .............................   10

Compensation of Directors ..............   10

Executive Compensation .................   11

Approval of the Eaton 1995 Stock
  Plan .................................   25

Approval of the Eaton Incentive
  Compensation Deferral Plan............   29

Ratification of the Appointment of
  Independent Auditors .................   32

Other Business .........................   32

Security Ownership by Management........   32

Future Shareholder Proposals ...........   33

Exhibit A: Eaton 1995 Stock Plan .......  A-1

Exhibit B: Eaton Incentive Compensation
  Deferral Plan.........................  B-1

PROXY STATEMENT

EATON CORPORATION
Eaton Center
Cleveland, Ohio 44114-2584
(216) 523-5000

- ----------------------------------------------

This proxy statement and the accompanying proxy form are scheduled to be sent to shareholders on March 17, 1995. Eaton's annual report for the year ended December 31, 1994 is scheduled to be mailed to shareholders beginning March 14, 1995.

PROXY SOLICITATION

Eaton's Board of Directors solicits your proxy, in the form enclosed, for use at the 1995 annual meeting of shareholders and at any adjournments thereof. The persons appointed by the enclosed form of proxy have advised the Board that it is their intention to vote at the meeting in compliance with instructions on all forms of proxy tendered by shareholders and, where no contrary instruction is indicated on the proxy form, for the election of the persons nominated to serve as directors, for approval of the 1995 Stock Plan, for approval of the Incentive Compensation Deferral Plan and for ratification of the appointment of Ernst & Young LLP as independent auditors. These matters are described in the following sections of this proxy statement.

Any shareholder giving a proxy in the form enclosed has the power to revoke it by giving Eaton written notice before the meeting or by revoking it at the meeting. All properly executed proxies not revoked will be voted at the meeting.

In addition to soliciting proxies through the mail, certain employees may solicit proxies in person or by telegraph and telephone. Eaton has retained Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, to assist in the solicitation of proxies, primarily from brokers, banks and other nominees, for a fee estimated at $8,500. Brokerage firms, nominees, custodians and fiduciaries may be requested to forward proxy soliciting material to the beneficial owners of shares of record. All reasonable soliciting costs will be borne by Eaton.

VOTING AT THE MEETING

Each Eaton shareholder of record at the close of business on February 27, 1995 is entitled to one vote for each share then held. On February 27th, 77,951,266 Eaton common shares (par value, 50c each) were outstanding and entitled to vote.

At the 1995 annual meeting, in accordance with Ohio law and Eaton's Amended Regulations, the inspectors of election appointed by the Board of Directors for the annual meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by Ohio law and Eaton's Amended Regulations, Eaton shareholders present in person or by proxy at the 1995 annual meeting will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. The inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the 1995 annual meeting.

Director nominees receiving the greatest number of votes will be elected directors. Votes withheld in respect of the election of directors will not be counted in determining the outcome of the election. Adoption of all other proposals to come before the 1995 annual meeting will require the affirmative vote of the holders of a majority of the outstanding Eaton common shares, which requirement is consistent with the general vote requirement in Eaton's Amended Articles of Incorporation. The practical effect of this vote requirement will be that abstentions and shares held in "street name" by brokers that are not voted in respect of such proposals will be treated the same as votes cast against such proposals.

As provided by Ohio law, each shareholder is entitled to cumulative voting rights in the election of directors if any shareholder gives written notice to the President or a Vice President or the Secretary of Eaton at least 48 hours before the time fixed for the meeting, stating that cumulative voting is desired, and if an announcement of such notice is made at the beginning of the meeting by the Chairman or Secretary, or by or on behalf of the shareholder who gave the notice. If cumulative voting is in effect with respect to an election of directors, each shareholder has the right to cumulate his or her voting power by giving one nominee that number of votes which equals the number of directors to be elected multiplied by the number of the shareholder's votes, or by distributing his or her votes on the same principle among two or more nominees, as he or she sees fit. In the event that cumulative voting is in effect with respect to an election of directors, the persons named in the proxy will vote the shares represented by the proxy cumulatively for such of the nominees as they may in their discretion determine, except that no votes with respect to any proxy will be cumulated for any nominee for whom the shareholder executing the proxy has directed that his or her vote be withheld.

1. ELECTION OF DIRECTORS

The Board of Directors is presently composed of thirteen members. The terms of four directors, who were elected at the 1992 annual meeting, will expire in April, 1995, and those directors have been nominated for re-election. The fifth nominee is Ernie Green, who has not previously been nominated to the Board of Directors. (See pages 5 and 6.)

Should any of the nominees become unable or decline to serve, the persons named in the enclosed proxy shall have discretionary authority to vote for substitutes. Management, however, has no reason to believe that this will occur.

Hooper G. Pattillo, a director since 1979, having attained the normal retirement age, will resign as director at the conclusion of the annual meeting of shareholders on April 26. (Company policy calls for normal retirement of non-employee directors at age 68. Non-employee directors are expected to serve until the annual shareholders meeting following their 68th birthday.) Following the annual meeting, the Board of Directors will be composed of thirteen members.

Henry T. Yang, Ph.D., who was elected director at the 1994 annual meeting, resigned from the Board in August to give full attention to the responsibilities of his new position as Chancellor of the University of California in Santa Barbara.

Following is biographical information about each nominee and each director continuing in office.

NOMINEES FOR ELECTION TO TERMS ENDING IN 1998 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND
HAVE QUALIFIED:

NEIL A. ARMSTRONG, 64,         WILLIAM E. BUTLER, 64,         ERNIE GREEN, 56,
is former Chairman of          is Chairman and Chief          is founder, President
Computing Technologies         Executive Officer of           and Chief Executive
for Aviation, Inc., a          Eaton Corporation. Mr.         Officer of EGI, Inc., a
computer systems               Butler joined Eaton in         manufacturer of
company, a position he         1957, becoming                 automotive components.
held from 1982 until           President of the               He is also President of
1992. He is a director         Automotive Components          Florida Production
of Cincinnati                  Group in 1979 and              Engineering, Inc.,
Milacron, Inc., Cinergy        President and Chief            subsidiary of EGI. Mr.
Corp., RMI Titanium            Operating Officer in           Green is standing for
Co., Thiokol                   1989. He was elected           election to the Eaton
Corporation and USX            President and Chief            board for the first
Corporation.                   Executive Officer in           time. He is a director
DIRECTOR SINCE 1981            September, 1991 and            of Acordia, Inc., Bank
                               became Chairman and            One, Dayton, N.A., DPL
                               Chief Executive Officer        Inc. and Duriron
                               in January, 1992. Mr.          Company, Inc.
                               Butler is a director of
                               Bearings, Inc., Ferro
                               Corporation, Goodyear
                               Tire & Rubber Company,
                               Pitney Bowes Inc. and
                               Zurn Industries, Inc.
                               DIRECTOR SINCE 1989

NOMINEES FOR ELECTION TO TERMS ENDING IN
1998 AND UNTIL THEIR SUCCESSORS ARE
ELECTED AND HAVE QUALIFIED:
                                                DIRECTORS WHOSE PRESENT TERMS
                                                CONTINUE UNTIL APRIL, 1996:

A. WILLIAM REYNOLDS,           JOHN S. RODEWIG, 61, is        CHARLES E. HUGEL, 66,
61, is Chairman of             President of Eaton             is former Chairman and
GenCorp Inc., a                Corporation and Chief          Chief Executive Officer
technology-based               Operating Officer -            of Combustion
company with positions         Vehicle Components. Mr.        Engineering, Inc., a
in aerospace,                  Rodewig served as              provider of products
  automotive and               Operations Vice                and services for the
polymer products. Mr.          President for Truck            power, process,
Reynolds' association          Components - Europe            automation,
with GenCorp began in          from 1979 and in 1989          environmental control
September, 1984, as            advanced to Vice               and other markets. Mr.
President and Chief            President - Truck              Hugel became President
Operating Officer. He          Components Worldwide.          and Chief Executive
was Chief Executive            He was elected                 Officer of Combustion
Officer from August,           President of the Truck         Engineering, Inc., in
1985 to July, 1994 and         Components Group in            April, 1984 and
has served as Chairman         January, 1991, was             Chairman and Chief
since January, 1987.           named President- Elect         Executive Officer in
Mr. Reynolds is a              and Chief Operating            July, 1988. He was
director of Boise              Officer in September,          Chairman of Asea Brown
Cascade Corporation and        1991 and assumed the           Boveri Inc. from
Chairman of the Federal        presidency in January,         January, 1990 to
Reserve Bank of                1992. He was elected to        February, 1991 and,
Cleveland.                     his present position in        until his retirement in
DIRECTOR SINCE 1987            September, 1993. He has        December, 1991, was
                               been associated with           advisor to the Chief
                               Eaton since 1956. Mr.          Executive Officer. Mr.
                               Rodewig is a director          Hugel is a director of
                               of AP Parts                    Pitney Bowes Inc.
                               International, Inc.,           DIRECTOR SINCE 1978
                               Hayes Wheels
                               International, Inc. and
                               FKI plc.
                               DIRECTOR SINCE 1992

JOHN R. MILLER, 57, is         FURMAN C. MOSELEY, 60,         VICTOR A. PELSON, 57,
President and Chief            is President of Simpson        is Executive Vice
Executive Officer of           Investment Company,            President of AT&T and
  TBN Holdings Inc., an        holding company for            Chairman of AT&T's
environmental company          Simpson Paper Company          Global Operations Team.
engaged primarily in           and Simpson Timber             Mr. Pelson began his
the resource recovery          Company. He was                career with AT&T in
and recycling business.        Chairman of Simpson            1959 and has served in
He was President, Chief        Paper from 1969 to             many executive
Operating Officer and a        January, 1995. Mr.             positions, most
director of The                Moseley is a director          recently as Group
Standard Oil Company           of Owens-Corning               Executive and President
from August, 1980              Fiberglas Corporation.         responsible for AT&T's
through March, 1986.           DIRECTOR SINCE 1975            Communications Services
Mr. Miller formerly                                           Group. He is a director
served as Chairman of                                         of AT&T, as well as a
the Federal Reserve                                           member of its
Bank of Cleveland and                                         Management Executive
is a director of                                              Committee, and a
American Waste                                                director of United
Services, Inc. and                                            Parcel Service.
ManGill Chemical.                                             DIRECTOR SINCE 1994
DIRECTOR SINCE 1985

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL APRIL, 1997:

ALEXANDER M. CUTLER,     PHYLLIS B. DAVIS, 63,    STEPHEN R. HARDIS, 59,   GARY L. TOOKER, 55, is
43, is Executive Vice    is former Senior Vice    is Vice Chairman and     Vice Chairman and Chief
President and Chief      President, Corporate     Chief Financial and      Executive Officer of
Operating Officer -      Affairs of Avon          Administrative Officer   Motorola, Inc., a
Controls of Eaton        Products, Inc., a        of Eaton Corporation.    manufacturer of
Corporation. He joined   manufacturer and         Mr. Hardis served as     electronics equipment.
Cutler-Hammer, Inc. in   marketer of cosmetics,   Executive Vice           Mr. Tooker joined
1975, which was          toiletries and jewelry.  President - Finance and  Motorola in 1962 and
subsequently acquired    Mrs. Davis joined Avon   Administration prior to  advanced to the position
by Eaton, and became     in 1968, advanced to     April, 1986. He joined   of Senior Executive Vice
President of Eaton's     Group Vice President     Eaton in 1979. Mr.       President and Chief
Industrial Group in      (U.S.) in 1977 and was   Hardis is a director of  Corporate Staff Officer
1986. Mr. Cutler was     head of its sales and    First Union Real Estate  in 1986. He became Chief
named President of the   distribution from 1985   Investments Trust,       Operating Officer in
Controls Group in 1989   to 1988. She became      KeyCorp, Nordson         1988, President in 1990
and Executive Vice       Corporate Senior Vice    Corporation and          and Vice Chairman and
President - Operations   President of Business    Progressive              Chief Executive Officer
in 1991. He was elected  Development in 1989 and  Corporation.             in December, 1993.
  to his current         served as Senior Vice    DIRECTOR SINCE 1983      DIRECTOR SINCE 1992
position in September,   President, Corporate
1993.                    Affairs from
DIRECTOR SINCE 1993      1990 until her
                         retirement
                         in September, 1991.
                         Mrs. Davis is a
                         director of BellSouth
                         Corporation
                         and The TJX Companies,
                         Inc., and a trustee of
                         various open-end mutual
                         funds in the Fidelity
                         Group.
                         DIRECTOR SINCE 1991

BOARD COMMITTEES -- Eaton's Board of Directors has standing Audit, Compensation, Executive, Finance, Organization and Nominating and Pension Review Committees.

Audit Committee. The functions of the Audit Committee include aiding directors in fulfilling the Board's responsibility for the quality of financial reporting, meeting with the Company's director of internal audits to review the annual internal audit plan and, subsequently, the results thereof, receiving and considering management recommendations regarding the appointment of independent auditors, meeting with the independent auditors and management to review the scope of and the plan for the annual audit and, subsequently, to review the results of the audit, reviewing any significant changes in accounting policies, reviewing the annual financial statements, serving as the auditors' access to the Board (for both internal and independent auditors) and providing oversight with respect to matters of business ethics. The Audit Committee held three meetings in 1994. The present members are Mrs. Davis and Messrs. Hugel, Pattillo and Reynolds.

Compensation Committee. The functions of the Compensation Committee include recommending to the Board of Directors the salary of each elected officer and the retainer and attendance fees for non-employee directors, increasing or decreasing the incentive compensation pools generated under the corporate Executive Incentive Compensation Plan by up to 10%, establishing and determining the attainment of performance objectives under the Company's long-term incentive plans, administering stock option plans, reviewing compensation and benefit plans as they relate to key employees to determine that those plans remain equitable and competitive, as well as developing a program to analyze and recommend such plans for the long range, and evaluating the performance of the Chief Executive Officer. The Compensation Committee held six meetings in 1994. The present members are Messrs. Armstrong, Hugel, Miller, Moseley and Pelson.

Executive Committee. The functions of the Executive Committee include all of the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. The Executive Committee acts upon matters requiring Board action during the intervals between Board meetings. It did not meet in 1994. Mr. Butler is a member for the full twelve-month term; each of the non-employee directors serves a four-month term.

Finance Committee. The functions of the Finance Committee include the periodic review of Eaton's financial condition and the recommendation of financial policies, analyzing Company policy regarding its debt-equity relationship, reviewing and making recommendations regarding the Company's dividend policy, reviewing the Company's cash flow, proposals for long- and short-term debt financing and the risk management program. The Finance Committee held two meetings in 1994. The present members are Messrs. Armstrong, Hardis, Miller, Moseley and Tooker.

Organization and Nominating Committee. The functions of the Organization and Nominating Committee include recommending and attracting qualified candidates as director nominees, recommending the number of directors to serve for each ensuing year, reviewing and recommending changes in the function and responsibility of each of the Board's committees, reviewing the evaluation of the performance of each officer (excluding the Chief Executive Officer), reviewing the succession planning for key officer positions, reviewing proposed organization or responsibility changes at the officer level and recommending the candidate to assume the position of Chief Executive Officer should the position become vacant due to unforeseen circumstances. The Organization and Nominating Committee held three meetings in 1994. The present members are Messrs. Armstrong, Butler, Hugel, Miller, Moseley and Pelson.

The Organization and Nominating Committee will consider persons for nomination to stand for election as directors who are recommended to it in writing by any Eaton shareholder. Any shareholder wishing to submit a recommendation to the committee for consideration as a nominee for election at the annual meeting of shareholders to be held in 1996 should send a signed letter of recommendation, to be received before November 3, 1995, to the following address: Eaton Corporation, Eaton Center, Cleveland, Ohio 44114-2584, attention Corporate Secretary. Recommendation letters must state the reasons for the recommendation and contain the full name and address of each proposed nominee as well as a brief biographical history setting forth past and present directorships, employments, occupations and civic activities. Any such recommendation should be accompanied by a written statement from the proposed nominee giving consent to be named as a candidate and, if nominated and elected, to serve as a director.

Pension Review Committee. The functions of the Pension Review Committee include periodically meeting with management pension committees and any other fiduciaries appointed by the Board, reviewing their performance and reporting to the Board suggested modifications to employee pension or profit-sharing retirement plans. The committee may retain the services of consultants to assist in the performance of its duties and responsibilities. The Pension Review Committee held two meetings in 1994. The present members are Mrs. Davis and Messrs. Hugel, Pattillo, Reynolds and Tooker.

The Board of Directors held nine meetings in 1994. All of the directors except Mr. Moseley attended at least 75% of the meetings of the Board and its committees. Attendance at meetings of the Board and its committees as a whole averaged 91%.

TRANSACTIONS WITH ASSOCIATES OF EATON DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS -- In the ordinary course of business during 1994, Eaton made purchases from AT&T, of which Victor A. Pelson is Executive Vice President and Chairman of the Global Operations Team, in the amount of approximately $10,904,000; from GenCorp Inc., of which A. William Reynolds is Chairman, in the amount of approximately $3,557,000; and from Motorola, Inc., of which Gary L. Tooker is Vice Chairman and Chief Executive Officer, in the amount of approximately $3,730,000. Also during 1994, in the ordinary course of business, sales were made to AT&T in the amount of approximately $12,008,000; to GenCorp Inc. in the amount of approximately $998,000; to Motorola, Inc. in the amount of approximately $7,857,000; and to Florida Production Engineering, Inc., subsidiary of EGI, Inc., of which Ernie Green is President and Chief Executive Officer, in the amount of approximately $95,000. The transactions described in this paragraph were, in the opinion of management, made on terms as favorable as those obtainable from non-associated parties.

COMPENSATION OF DIRECTORS -- Employee directors are not compensated for their services as directors. Non-employee directors receive an annual retainer of $30,000, a fee of $1,000 for each Board meeting and each Board committee meeting attended and a fee of $1,000 for each special presentation attended on non-Board meeting days. If, however, a meeting of the Organization and Nominating Committee and a meeting of the Compensation Committee are attended on the same day, then a non-employee director receives only one committee meeting fee for both meetings. Non-employee directors receive an additional annual retainer of $3,000 for each Board committee on which they serve or $5,000 for each committee which they chair, except that no such retainers are paid for membership or chairmanship of the Executive Committee or any ad hoc committee of the Board.

Non-employee directors may elect to defer payment of all or part of their compensation as directors. Interest on the deferred payments generally is calculated at the rate specified in the directors' deferred compensation agreements. The rate of interest for any particular director is based upon the number of years until his or her normal retirement date and, in general, is higher than prevailing market rates of interest. Deferred amounts and accrued interest normally are paid in installments commencing upon the director's retirement. However, if determined by a committee of the Board, or, upon the occurrence of a proposed change in control of the Company (unless otherwise determined by such committee), the present value of the deferred amounts and future interest will be paid in a lump sum. A "proposed change in control" means the date upon which the Company agrees to sell substantially all of its assets, the date that Board membership changes by at least 25% in any two-year period (without approval of the continuing directors), or twenty days after (a) the commencement of a tender offer for 25% or more of the Company's shares, (b) the commencement of a merger solicitation or (c) the acquisition of 15% of the Company's shares.

In connection with his serving on the Board of Directors of a subsidiary of the Company, Mr. Armstrong received $30,000 from the subsidiary for attendance fees and annual retainers for 1994. During 1994, he was granted by the subsidiary 10,000 "phantom" stock options under which cash payments may be provided based upon any increases in the book value per common share of the subsidiary.

Upon leaving the Board, non-employee directors with at least five years of service are eligible to receive an annual retirement benefit equal to the annual retainer in effect at the time such directors leave the Board. Directors having fewer than five years but more than one year of Board service at the time of their Board retirement receive a proportionately reduced annual benefit. The annual benefit is paid for the lesser of ten years or life. The present value of payments under this plan will be paid in a lump sum upon a "proposed change in control" of the Company as defined above, unless otherwise determined by a committee of the Board.

EXECUTIVE COMPENSATION -- The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of Eaton for fiscal years 1994, 1993 and 1992.

                           SUMMARY COMPENSATION TABLE

                                                               LONG-TERM COMPENSATION
                                                               ----------------------
                                                                AWARDS       PAYOUTS
                                                               --------     ---------
                                ANNUAL COMPENSATION             STOCK       LONG-TERM        ALL OTHER
   NAME AND PRINCIPAL     --------------------------------     OPTIONS      INCENTIVE       COMPENSATION
        POSITION          YEAR      SALARY        BONUS        (SHARES)      PAYOUTS            (1)
- ------------------------

W. E. Butler              1994     $694,155     $1,308,395      43,100      $408,799          $393,979
  Chairman and Chief      1993      633,925        634,623      43,100       160,000           241,317
  Executive Officer       1992      585,020        374,817      43,100       160,000           108,808

J. S. Rodewig             1994     $428,340     $  687,355      31,700      $279,181          $117,387
  President and Chief     1993      399,190        373,406      31,700        57,500            72,786
  Operating Officer --    1992      344,445        240,646      31,700        57,500            28,486
  Vehicle Components

S. R. Hardis              1994     $483,000     $  613,941      26,300      $258,108          $431,343
  Vice Chairman and       1993      453,000        348,045      23,600       137,500           250,447
  Chief Financial and     1992      434,000        205,186      23,600       137,500           107,655
  Administrative Officer

A. M. Cutler              1994     $388,700     $  613,941      26,300      $226,876          $ 20,819
  Executive Vice          1993      354,360        292,822      21,300        92,500            21,910
  President and Chief     1992      326,340        157,616      21,300        92,500            12,017
  Operating Officer --
  Controls

G. L. Gherlein            1994     $299,040     $  324,527      15,500      $121,156          $157,037
  Executive Vice          1993      283,680        184,583      12,600        57,500            87,296
  President and           1992      271,680        108,619      12,600        57,500            40,102
  General Counsel
- ----------------------------------------------------------------------------------------------------------

(1) All Other Compensation contains several components. The Eaton Corporation Share Purchase and Investment Plan permits an employee to contribute from 1% to 6% of his or her salary to the matching portion of the plan. Eaton makes a matching contribution which, except in special circumstances, ranges between $.25 and $1.00 for each dollar contributed by the participating employee, as determined under a formula designed to reflect Eaton's quarterly earnings per share. The amounts the Company contributed during 1994 for the named executive officers were as follows: W. E. Butler, $8,207;
    J. S. Rodewig, $9,000; S. R. Hardis, $8,707; A. M. Cutler, $9,000; and G. L.
    Gherlein, $9,597. The Company maintains incentive compensation deferral plans. Earnings on deferrals during 1994 which were above rates established by the Internal Revenue Service, for each of the named executive officers, were as follows: W. E. Butler, $332,776; J. S. Rodewig, $82,162; S. R. Hardis, $404,291; A. M. Cutler, $826; and G. L. Gherlein, $134,484. Under a Company program, each executive officer may acquire an automobile. The approximate cost to the Company of this benefit in 1994 for each of the named executive officers was as follows: W. E. Butler, $5,209; J. S. Rodewig, $15,413; S. R. Hardis, $9,659; A. M. Cutler, $8,869; and G. L.
    Gherlein, $8,982. The Company provides certain executives, including the named executive officers, with the opportunity to acquire individual whole-life insurance. The annual premiums paid by the Company during 1994 for each of the named executive officers were as follows: W. E. Butler, $47,787; J. S. Rodewig, $10,811; S. R. Hardis, $8,686; A. M. Cutler, $2,126;
    and G. L. Gherlein, $3,974. Each executive officer is responsible for paying individual income taxes due with respect to the Company's automobile and insurance programs.


AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES -- The following table contains information concerning the exercise of stock options during fiscal year 1994 and the value of unexercised stock options at the end of fiscal year 1994 with respect to the named executive officers.

                                                                                         TOTAL VALUE OF
                                                       TOTAL NUMBER OF                    UNEXERCISED,
                                                     UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                     SHARES                                HELD AT                          HELD AT
                   ACQUIRED ON                         FISCAL YEAR END                  FISCAL YEAR END
                    EXERCISE        VALUE       -----------------------------     ----------------------------
      NAME             (#)         REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
- --------------------------------------------------------------------------------------------------------------

W. E. Butler           3,202       $146,816       229,998             -0-         $3,302,140          $ 0
J. S. Rodewig          3,200         79,386       132,598             -0-          1,641,794            0
S. R. Hardis          13,252        409,350       129,100             -0-          1,792,272            0
A. M. Cutler           1,400         58,401       130,598             -0-          1,895,310            0
G. L. Gherlein           -0-            -0-        80,398             -0-          1,201,636            0
- --------------------------------------------------------------------------------------------------------------

OPTION GRANTS -- The following table gives information concerning grants of stock options made during fiscal year 1994 to each of the named executive officers. No stock appreciation rights were granted during fiscal year 1994.

                                          INDIVIDUAL GRANTS
                        ------------------------------------------------------
                                        PERCENT OF
                                          TOTAL
                         NUMBER OF       OPTIONS                                   POTENTIAL REALIZABLE VALUE AT ASSUMED
                        SECURITIES      GRANTED TO                                      ANNUAL RATES OF STOCK PRICE
                        UNDERLYING      EMPLOYEES      EXERCISE                        APPRECIATION FOR OPTION TERM
                          OPTIONS       IN FISCAL      OR BASE      EXPIRATION     -------------------------------------
        NAME            GRANTED (#)      YEAR(1)        PRICE          DATE         0%         5%              10%
- -------------------------------------------------------------------------------------------------------

W. E. Butler               43,100           4.5%        $57.69        01/25/04       $0  $    1,566,457   $    3,953,438
J. S. Rodewig              31,700           3.3%         57.69        01/25/04        0       1,152,127        2,907,749
S. R. Hardis               26,300           2.7%         57.69        01/25/04        0         955,866        2,412,423
A. M. Cutler               26,300           2.7%         57.69        01/25/04        0         955,866        2,412,423
G. L. Gherlein             15,500           1.6%         57.69        01/25/04        0         563,343        1,421,770
- --------------------
All Shareholders(2)           N/A              N/A         N/A             N/A        0   2,834,794,612    7,154,481,639

(1) Based on a total of 959,390 options granted to all employees. All options granted to the named executive officers were granted on January 25, 1994 and became exercisable on July 25, 1994.

(2) At the assumed annual rates of stock price appreciation of 0%, 5% and 10%, the value of all 77,997,469 outstanding shares would increase by the amounts shown. There can be no assurance that the market price of Eaton shares will increase in the future.

- --------------------------------------------------------------------------------

LONG-TERM INCENTIVE PLAN AWARDS -- The following table gives information regarding Long-Term Incentive Plan awards made during fiscal year 1994 to each of the named executive officers.

                                              PERFORMANCE
                            NUMBER OF           OR OTHER          ESTIMATED FUTURE PAYOUTS UNDER
                             SHARES,          PERIOD UNTIL          NON-STOCK PRICE BASED PLANS
                             UNITS OR          MATURATION      -------------------------------------
         NAME            OTHER RIGHTS(1)       OR PAYOUT       THRESHOLD      TARGET       MAXIMUM
- ----------------------------------------------------------------------------------------------------
W. E. Butler                    N/A              4 years       $297,529      $595,058     $1,190,116
J. S. Rodewig                   N/A              4 years        204,235       408,471        816,942
S. R. Hardis                    N/A              4 years        175,342       350,685        701,370
A. M. Cutler                    N/A              4 years        175,342       350,685        701,370
G. L. Gherlein                  N/A              4 years         98,764       197,528        395,056
- ----------------------------------------------------------------------------------------------------

(1) The awards made during 1994 were not based on units or shares. Rather, the estimated future payouts are predicated upon the achievement of corporate performance goals, specifically, cash flow return on gross capital, measured at the end of the four-year award period. The achievement of approximately 76% of the goal will result in payment of the threshold amount, while attaining approximately 118% of the goal will result in payment of the maximum amount. All future payouts, if any, will be made in cash.


COMPENSATION COMMITTEE REPORT -- This report by the Compensation Committee of the Board of Directors sets forth the Committee's compensation policies applicable to the Company's executive officers and the relationship of corporate performance to executive compensation.

General Compensation Policies. The Compensation Committee, each member of which is a non-employee director, is responsible for recommending to the full Board the compensation of the Company's executive officers. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with the Company's performance goals, reward commendable corporate performance, recognize individual achievements and assist the Company in attracting, motivating and retaining highly qualified executives.

The Compensation Committee believes that its policies are best implemented by providing compensation comprised of separate components, all of which are designed to motivate executive performance, which in turn will enhance the Company's overall performance. These components are base salary, short-term incentive compensation and long-term incentive compensation, including stock options.

It has been the Committee's policy to establish target levels of compensation for executive officers at approximately the median range of compensation paid by comparably situated companies included in the survey data bases of several nationally recognized compensation consulting firms, except that target levels for long-term incentive cash compensation are established at approximately the 75th percentile. For 1994, base salaries were slightly below the median, short-term incentive was above the median and long-term incentive compensation was below the 75th percentile.

A significant portion of executive compensation is directly related to the Company's financial performance and is therefore at risk. For 1994, 68% of the aggregate cash compensation to executive officers named in the compensation tables was based directly on specific corporate financial performance criteria as described below. This performance-based portion of compensation includes (a) short-term incentive compensation and (b) long-term incentive compensation based on corporate performance during the four-year period 1991-1994. Although the Company's performance under the short-term incentive compensation plan exceeded target objectives, its four-year performance under the long-term incentive plan did not. Assuming the Company meets its established target objectives, 50% to 60% of aggregate cash compensation to the named executive officers would typically be based predominantly on corporate financial performance criteria. And stock option compensation, which is not included in this percentage, is also dependent to a significant extent on corporate financial performance.

The Compensation Committee believes that consistent achievement of the corporate financial performance criteria should enhance shareholder value. This relationship may at times be imprecise, however, because stock price valuation is influenced by a variety of factors, some of which are not directly related to corporate performance.

The Compensation Committee reviews the Company's total executive compensation to be certain that it is consistent with the Committee's policies. This review, which is undertaken with the assistance of a nationally recognized consulting firm at least every other year and was last done in 1994, includes a comparison of base salary, short-term incentive compensation, long-term incentive compensation and stock options with similar compensation programs of other industrial corporations. It also evaluates the balance among the components of compensation and the effectiveness of various performance standards. Eighteen other industrial corporations were used for purposes of this comparison. (Seventeen of those corporations are included on the list of twenty corporations which comprise the peer group whose financial performance is shown on the graph on page 22. Two of the corporations included on that list of twenty were omitted because they did not participate in the consulting firm data base, and one other corporation which did participate was substituted for purposes of statistical reliability.)

The following sections of this report contain information concerning each component of Company compensation.

Base Salary. In establishing base salaries for executive officer positions, the Compensation Committee is committed to pay-for-performance, internal equity and external competitiveness.

Internal equity and external competitiveness are involved in establishing base salary ranges for executive positions. Internal equity refers to the process by which the Company's executive positions are evaluated and compared for the purpose of assuring that salary ranges for those positions fairly reflect similarities and differences in job content and responsibilities. At least every three years, the Company reviews its executive positions with a nationally recognized compensation consultant to ensure that its job evaluation practices are consistent with those of other companies. Although the Company attempts to be methodical in its approach, to a large extent internal equity is a subjective process.

External competitiveness refers to the process by which the salary ranges of executive and other positions are compared to current actual rates for similar positions at other corporations, as reported in surveys of compensation practices prepared by nationally recognized compensation consultants. Several such surveys covering major industrial corporations, and the peer group of eighteen companies mentioned above, are used in this annual process to help ensure an accurate understanding of compensation being paid by the Company's competitors in the marketplace. As a matter of policy, base salary ranges together with short-term incentive compensation described below are targeted at approximately the 50th percentile for comparable positions at the companies included in these surveys.

In determining individual base salaries, the Committee considers individual performance, financial and operational performance of the responsibilities managed by the executive, budget performance, time in position, experience, knowledge and current position of the compensation within the salary range. These factors are considered subjectively in the aggregate, and none of them are accorded a specific weight.

Consistently effective individual performance is a threshold requirement for any salary increase. Performance is evaluated by the Committee's determination of how well the executive officer has discharged his or her responsibilities, taking into account actual performance in comparison to profit plans, performance of similarly situated companies, accomplishment of other short- and long-term objectives and various subjective criteria, including initiative, contribution to overall Company performance, leadership ability and ethical conduct. Increases in base salary which result from individual promotions to positions with higher base salary ranges are typically greater than ordinary performance increases.

Increases in the 1994 base salaries of the executive officers were based on the judgment of the Committee, taking into account the performance and external competitiveness considerations described above. These considerations included productivity improvements, contributions to the performance of the Company and the median base salaries of comparable companies.

Short-Term Incentive Compensation. Under the Company's Executive Incentive Compensation Plan, the Company's executive officers and other key employees have the opportunity to earn annual performance bonuses. Target bonus opportunities are established by the Compensation Committee and are expressed as a percentage of the midpoint of the salary range for each executive officer. The actual bonuses depend upon --

- - Whether the Company has achieved predetermined levels of cash flow return on the gross capital employed in the business (herein called "CRC").

  In general terms, CRC reflects the relationship between the Company's net income and the capital resources used to generate that income, and eliminates the effects of goodwill and depreciation. In determining whether the Company achieved these predetermined levels for 1994, the Board of Directors has eliminated the effect upon payments under the plan of any charges or write-offs related to the Company's acquisition of the Distribution and Control Business Unit (DCBU) from Westinghouse Electric Corporation. In all other respects, in 1994 the Company achieved the predetermined level of CRC which was required by the terms of this plan in order to earn the payments actually made.

- - Individual performance ratings, which are based upon the judgment of the Committee in order to allow maximum flexibility for the recognition of unanticipated challenges and opportunities.

  These ratings reflect the Committee's assessment of individual performance, and take into account internal corporate measurements such as the Company's actual performance in comparison to its profit plan. They may also take into account external forces indicative of the difficulty of the task confronting the executive, such as general economic conditions experienced by the Company and the performance of other large industrial corporations.

With respect to the relative weights of these factors used to determine short-term incentive payments, no payments will be made unless the Company achieves the predetermined levels of CRC. If those levels are achieved, then the individual ratings may vary the award. The individual variations may range from complete elimination of the award to increasing it up to 150% of the award otherwise payable to the individual under the plan.

The plan authorizes the Compensation Committee to increase or decrease the total amount available for bonuses to participants under the plan's formula by up to 10%. On those infrequent occasions when an adjustment is made, the Committee takes into account external forces indicative of the difficulty of the task confronting the Company (such as general economic conditions), the performance of other large industrial corporations and significant corporate accomplishments. In deciding whether or not to make any such adjustment, these factors are not given any pre-assigned weight. It is a subjective decision based upon the business experience and judgment of the members of the Committee. The Committee did not exercise this authority in 1994.

With respect to the 1994 bonuses for executive officers, including the Chief Executive Officer, the Company's CRC exceeded the level required for payment of awards, and bonuses were paid based upon the factors described above.

Awards under the plan may be deferred at the election of executive officers and other key employees. Amounts deferred until retirement or thereafter are converted into contingent share units based on the fair market value of common shares of the Company at the time of the award. Dividend equivalents are credited to these units in the form of additional contingent share units. Upon termination of employment, participants are entitled to appreciation on the amount deferred based on the greater of (a) the then-current market value of an Eaton common share or (b) the quarterly average return on 13-week U.S. Treasury Bills.

Long-Term Cash Compensation Incentives. The Company provides long-term cash incentive awards to executive officers and other senior executives. In establishing long-term cash incentive plans, the Compensation Committee and the Board of Directors have concluded that target incentive compensation opportunities should be established at approximately the 75th percentile for comparable positions at similarly situated companies, as reported in the compensation surveys of several nationally recognized compensation consultants, but that payments should be linked to attaining aggressive Company performance objectives over the award period, as described below.

Long-term incentives in the form of contingent performance units have been awarded under the Company's Strategic Incentive and Option Plan. These units were granted annually prior to 1991, and their value depended upon whether the Company achieved threshold, target or maximum performance objectives during each four-year period beginning in the years the awards were granted. The performance objectives were established by the Board of Directors, after consideration of recommendations from the Compensation Committee. With some minor adjustments, they were expressed as a percentage of net income to the average capital employed in the Company's business.

In 1991 the Company implemented a new long-term incentive plan, called the Executive Strategic Incentive Plan, to replace the expiring Strategic Incentive and Option Plan. As under the old plan, grants under the new plan are made annually and their value depends upon whether the Company achieves established performance objectives during each four-year award period beginning in the years in which grants are made.

These performance objectives are established by the Compensation Committee and are expressed in terms of CRC. After extensive analysis and testing, CRC was selected as the measurement for performance objectives because the Compensation Committee concluded that, over time, consistently high CRC provides one of the best statistical links to sustained high market valuation of a company and that it reflects the contributions of a company's management.

Performance objectives expressed in terms of CRC, rather than in terms of the relationship of net income to average capital, were adopted in order to remove any disincentive to make either the strategic acquisitions or the capital investments deemed necessary to achieve the Company's long-range goals. When the performance objectives were changed from a net income basis to CRC, the Compensation Committee established levels of CRC performance required to earn awards under the plan which are generally equivalent to the net income-based objectives and which are consistent with the Committee's philosophy of setting aggressive performance expectations.

For minimum, target and maximum awards under the plan, the Compensation Committee determined the appropriate performance objectives, expressed in terms of levels of CRC, by reviewing the historical CRCs of the twenty similarly situated companies included in the peer group mentioned above. Plan performance objectives for target awards were established at a level equal to the CRC earned by companies which were performing at approximately the top of the second highest quartile, as indicated by the historical data, of the peer group.

Assuming performance at or above the minimum performance objectives, awards under both plans are paid in cash after the end of each four-year award period unless the participant has made an irrevocable election to defer all or part of that award. Awards that were deferred under the Strategic Incentive and Option Plan appreciate based upon the Company's annual after-tax return on shareholders' equity. The return on awards deferred under the Executive Strategic Incentive Plan varies, depending on whether the participant has elected to defer the award as retirement compensation, variable-term compensation or short-term compensation. At least 50% of retirement compensation, or such greater portion as the participant may elect, is converted to share units based on the price of the Company's common shares, and earns a return which is the same as for the common shares. The portion of retirement compensation not allocated to share units, and variable-term compensation, earns a return equal to the average yield of 10-year U.S. Government Treasury Notes plus 300 basis points. Short-term compensation earns a return equal to the quarterly average yield of 13-week U.S. Government Treasury Bills. This deferral plan is being submitted for approval at the 1995 shareholders' meeting. See pages 29 to 31.

Performance objectives for the four-year award periods ended in 1993 and 1992 were adjusted in 1992 to reflect the impact on the Company's markets of severe global economic conditions. Performance objectives for the four-year award periods ended in 1993 and in 1994 were adjusted to eliminate the effect of charges or write-offs related to the acquisition of DCBU. The Company met the adjusted performance objectives for a threshold payment in each of those award periods. The adjusted performance objectives include a requirement that the Company's performance equal or exceed that of the median of the peer companies shown on the performance graph on page 22.

Stock Options. The Company uses stock options as an important component of executive compensation because they directly align the interests of the executive officers with those of the Company's shareholders. Stock options provide officers with the opportunity to buy and maintain an equity interest in the Company, and to share in the appreciation of the value of the Company's common shares.

Options are usually issued annually, have an exercise price equal to the fair market value of the shares on the date of grant and, to encourage a long-term perspective, have an exercise period of ten years. The size of the option grant for executives is generally targeted at the 50th percentile for comparable positions at the similarly situated companies included in the compensation surveys of nationally recognized compensation consultants. For 1994, the Committee approved somewhat larger grants to executives (at approximately the 63rd percentile). This maintains grant levels consistent with 1993 levels, as adjusted to reflect the 1993 two-for-one stock split.

The specific relationship of corporate performance to stock option compensation is that, over the long run, share price appreciation depends upon corporate performance, and without share price appreciation the options are of no value. The Company has not "repriced" stock options once they have been granted, has not granted options which have an exercise price of less than the share price upon the date of grant and no longer grants stock appreciation rights.

Chief Executive Officer Compensation and Company Performance. The Chief Executive Officer's compensation for 1994 was earned pursuant to the executive compensation plans described in the preceding sections of this report. The performance factors and criteria on which his 1994 compensation was based are thus the same as those applicable to each of those plans, as summarized in the preceding sections. The amount of his 1994 base salary was based on an analysis of compensation at the companies included in compensation surveys and the eighteen companies in the peer group, level of responsibility, internal equity, individual performance, time in position, prior experience and knowledge. The amount of his 1994 earnings under the short-term incentive compensation plan was based upon the Company's CRC for 1994 and his individual performance rating. His 1994 award under the long-term incentive plan for the four-year award period beginning in 1994 was based upon compensation targets set at approximately the 75th percentile of compensation practices at the similarly situated companies included in the compensation surveys of several nationally recognized compensation consultants. The value of that award will depend upon the Company's CRC over the four-year award period ending in 1997. His 1994 grant of stock options was made at a level consistent with the policy applicable to other executive officers. Each of these factors and criteria is described in the preceding sections of this report.

As described in preceding sections of this report, compensation under the Company's executive compensation plans calls for evaluation of individual performance. In evaluating the Chief Executive Officer's performance for purposes of base salary and short-term compensation, the Compensation Committee took into account a number of performance factors. First, it took into account the significant progress made by the Company, under the Chief Executive Officer's leadership, integrating the operations of DCBU with the Company's industrial control and power distribution operations. The purchase of DCBU was completed on January 31, 1994 and complements a number of the Company's existing product lines. This acquisition offers the Company the opportunity to realize substantial synergies, and therefore the conduct of the integration process is critical to the Company's long-term success in this important business area. Second, the Committee considered the Company's excellent operating performance in 1994. The Company's 1994 earnings per share were $4.40, compared to $3.06 in 1993 (before an integration charge of $.49 per share and an extraordinary item of $.05 per share). This represents a 44% increase in earnings per share for the year. Finally, the Committee considered the Company's financial record in 1994. As indicated by the performance graph on page 22, the Company's cumulative total return to shareholders over the past five years significantly exceeded that of the Standard & Poor's 500 Index and the peer group. That advantage was generated earlier in the period and maintained in 1994.

In the opinion of the Committee, the Company's 1994 performance was directly related to the Chief Executive Officer's strategic direction. Under his guidance, the Company has focused its priorities on sustainable profitable growth, earnings balance and product leadership. He has consistently emphasized the importance of improving the Company's competitive position by enhancing product quality, tightening cost controls, improving asset management skills and prudently divesting lower performing units and facilities. Under his leadership, the Company's business units continue to establish annual productivity improvement goals and to measure their progress against these goals.

Tax Deduction for Compensation. An amendment to the Internal Revenue Code adopted in 1993 and effective January 1, 1994, limits to $1 million the annual income tax deduction for compensation which may be taken by publicly held corporations, such as the Company, for its Chief Executive Officer and its other four most highly-compensated officers. This deduction limit applies to all compensation except formula-driven performance-based compensation, deferred compensation, preexisting agreements and a few other items not relevant to the Company.

The Internal Revenue Service has issued proposed regulations, including transition rules, relating to this new law. Based on these materials, it is the Committee's current understanding that, in order to take advantage of the exception for performance-based compensation, the compensation must satisfy certain requirements. These include shareholder approval, the establishment of performance goals prior to the beginning of the performance period and administration by a committee of outside or disinterested directors.

The Compensation Committee, of course, would like to preserve the tax deduction for all compensation payments. It appears that compensation resulting from the exercise of stock options, one of the major components of the Company's executive compensation, will continue to be deductible. It also appears, however, that compensation in excess of $1 million paid pursuant to other plans included in the Company's compensation may not continue to be deductible unless those payments are deferred, or unless (among other things) the compensation plans are modified to eliminate completely the ability of the Compensation Committee to exercise any discretion after the beginning of a performance period that would have the effect of increasing the amount earned.

After considerable discussion, the Compensation Committee has concluded that the removal of its discretion, and that of the Board of Directors, to make administrative adjustments to its incentive plans which might result in increased awards would not be in the best interests of the Company and its shareholders. In recent years, the Compensation Committee has dealt with situations where the exercise of discretion was, in the Committee's opinion, advisable in order to adhere consistently to the Company's compensation philosophy. Both positive and negative adjustments have been made. For example, in 1993 the Company took a charge against earnings to reflect the costs associated with integrating the DCBU acquisition into the Company's operations. Given the strategic importance of this acquisition, the Compensation Committee felt it appropriate to neutralize the effect of this charge on the Company's incentive plans. Using discretion in this manner allows the Compensation Committee to apply its business judgment in a manner that is consistent with the best interests of the plan participants and the Company's shareholders.

The Committee will attempt to preserve the deductibility of compensation received by the most highly compensated officers by encouraging voluntary deferrals by such officers where necessary and practical. The Compensation Committee will continue to monitor developments in this area.

Respectfully submitted to the Company's shareholders by the Compensation Committee of the Board of Directors.

Neil A. Armstrong, Chairman
Charles E. Hugel
John R. Miller
Furman C. Moseley
Victor A. Pelson

COMPANY STOCK PERFORMANCE -- The following graph compares the cumulative total return for Eaton common shares with the S&P
500 Index and a group of 20 peer companies: Allied-Signal Inc., Arvin Industries, Inc.,
Cummins Engine Company, Inc., Dana
Corporation, Emerson Electric Co., General
Signal Corporation, GTE Corporation,
Honeywell Inc., Johnson Controls, Inc.,
Motorola, Inc., Navistar International Corporation, PACCAR Inc., Parker-Hannifin Corporation, Rockwell International Corporation, SPX
Corporation, Sundstrand Corporation, TRINOVA Corporation, TRW Inc., United Technologies Corporation and Westinghouse Electric
Corporation.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 AMONG EATON, S&P 500 INDEX AND PEER COMPANIES

Supporting data for stock performance chart:

                         PEER                            S&P
                        GROUP           EATON            500
                        -----           -----           -----
        1989            1.000           1.000           1.000
        1990            0.894           0.906           0.968
        1991            1.081           1.210           1.264
        1992            1.220           1.564           1.361
        1993            1.517           1.955           1.497
        1994            1.533           1.952           1.517

Assumes $100 invested on December 31, 1989 in Eaton common shares, the S&P 500 Index and stock of the peer companies. Total return assumes that all dividends are reinvested when received. The returns of each company in the group of peer companies are weighted based on the relative stock market capitalization of those companies.

RETIREMENT PLANS -- The following table shows the annual normal retirement benefits payable pursuant to the Company's retirement plans upon retirement at age 65 at the compensation levels and years of service specified. The table assumes retirement under the standard post-retirement single life annuity option. Under the standard post-retirement surviving spouse option, the participant receives a reduced pension, and a pension equal to 50% of his or her reduced pension is payable to his or her surviving spouse. The benefit for an employee electing that option whose spouse is three years younger would be approximately 11% less than the amounts shown in the table.

                               PENSION PLAN TABLE

    AVERAGE                   ANNUAL NORMAL RETIREMENT BENEFITS PURSUANT TO STANDARD
     FINAL              SINGLE LIFE ANNUITY OPTION FOR YEARS OF CREDITED SERVICE INDICATED
     ANNUAL       -------------------------------------------------------------------------------
  COMPENSATION    15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS      40 YEARS
- ------------
$    100,000      $  20,796     $  27,728     $  34,661     $  41,593     $  48,525     $  55,457
     200,000         43,296        57,728        72,161        86,593       101,025       115,457
     300,000         65,796        87,728       109,661       131,593       153,525       175,457
     400,000         88,296       117,728       147,161       176,593       206,025       235,457
     500,000        110,796       147,728       184,661       221,593       258,525       295,457
     600,000        133,296       177,728       222,161       266,593       311,025       355,457
     700,000        155,796       207,728       259,661       311,593       363,525       415,457
     800,000        178,296       237,728       297,161       356,593       416,025       475,457
     900,000        200,796       267,728       334,661       401,593       468,525       535,457
   1,000,000        223,296       297,728       372,161       446,593       521,025       595,457
   1,100,000        245,796       327,728       409,661       491,593       573,525       655,457
   1,200,000        268,296       357,728       447,161       536,593       626,025       715,457
   1,300,000        290,796       387,728       484,661       581,593       678,525       775,457

The information contained in the preceding table is based on the assumption that the retirement plans will be continued in their present form.

Annual normal retirement benefits are computed at the rate of 1% of average final annual compensation up to the applicable Social Security integration level ($22,716 for 1994 retirements) plus 1 1/2% of average final annual compensation in excess of the Social Security integration level, multiplied by the employee's years of credited service.

An employee's average final annual compensation is the average annual amount of his or her total compensation (which includes salary and bonus as so identified in the Summary Compensation Table on page 12) for service during the five consecutive years within the last ten years of employment for which the employee's total compensation was greatest. Years of credited service is the number of years of employment between age 21 and retirement, with a maximum of 44 years. As of January 31, 1995, the number of years of credited service for each of the individuals named in the Summary Compensation Table on page 12 was as follows: W. E. Butler, 38.0; A. M. Cutler, 19.4; G. L. Gherlein, 28.6; S. R. Hardis, 15.4; and J. S. Rodewig, 37.9.
                                ---------------

Certain provisions of the Internal Revenue Code, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted under the Code, the Board of Directors has authorized the payment out of Eaton's general funds of any benefits calculated under the provisions of the applicable retirement plan which may exceed those limits. The present value of these benefits will be paid in a single installment upon a proposed change in control of the Company, as described on page 11, unless otherwise determined by the Board of Directors.
                                ---------------

The Board of Directors has authorized a plan which provides supplemental annual retirement income to certain executives who do not have the opportunity to accumulate significant credited service with Eaton, provided that they retire at age 55 or older and have at least five years of service with Eaton. The amount of the annual supplement is generally equal to the amount by which a percentage (described below) of the executive's average final annual compensation exceeds his or her earned retirement income (which includes amounts receivable pursuant to the retirement plans described above as well as retirement plans maintained by the executive's previous employers). The percentage of average final annual compensation used for this purpose depends upon an executive's age and years of service at retirement. The percentage ranges from 20% (for retirements at age 55 with less than 15 years of service) to 45% (for retirements at age 65 with 15 years or more of service). Under the plan, the present value of payments will be paid in a single installment upon a proposed change in control of the Company, as described on page 11, unless otherwise determined by the Board of Directors. Four executive officers currently are participating in the plan, of whom one, S. R. Hardis, is named in the Summary Compensation Table on page 12. The estimated annual benefits payable under this plan to Mr. Hardis are $91,254, based on the assumptions that Mr. Hardis retires at age 65 and that his base salary and target incentive compensation increase at 4% per annum.
                                ---------------

Since 1985, the Company has maintained severance pay agreements with all of its executive officers including the individuals named in the Summary Compensation Table on page 12. Such agreements provide payments only in the event of termination of employment following a change in control of the Company, as described below. The purpose of the severance pay agreements is to encourage the officers to continue to carry out their duties in the event of a change in control of the Company. Benefits are paid under the severance pay agreements to the officers only in the event of a termination of employment following certain changes in control of the Company. A change in control would result from the acquisition of shares representing 25% or more of the voting power of the Company or the Company's merger or consolidation into or sale of assets to another corporation or the individuals who at the beginning of the period constituted the Board of Directors of the Company ceasing to constitute for any reason during any two-year period at least a majority of the Board unless the election of each new director was approved by a two-thirds vote of the directors in office at the beginning of the period. Each officer would be entitled to certain benefits in the event that, within a period of five years following such change in control, the officer's employment with the Company is terminated unless such termination is (i) due to the officer's death, (ii) by the Company for "cause" or due to the officer's "disability" or (iii) by the officer other than for "good reason" (as such terms are defined in the agreements). Benefits are not available if the Compensation Committee of the Board determines that the change in control was initiated by the officers. Except as limited under the circumstances described below, such benefits would consist of severance pay equal to the officer's then-current annual salary plus an amount equal to the officer's average award under the Executive Incentive Compensation Plan for the preceding five years multiplied by the lesser of a number not to exceed three or the number of full calendar years and portion of a calendar year to the nearest one-tenth remaining until retirement. The officer also would be entitled to continued participation, for three years or until retirement, if earlier, in all employee benefit programs in which the officer participated immediately prior to the termination of the officer's employment. If any of these benefits, either alone or together with any other payments or benefits provided to the officer other than pursuant to the agreements, would constitute a "parachute payment" subject to the 20% excise tax under certain provisions of the Internal Revenue Code, the benefits under the agreements are to be reduced to the largest amount which will result in no portion of such payments or benefits being subject to the excise tax. Also, under the agreements, upon a proposed change in control of the Company, as described on page 11, unless otherwise determined by the Board of Directors, the Company is required to transfer to a trust an amount sufficient to provide for the benefits to which the officers would be entitled under the agreements if their employment were then terminated. If a change in control of the Company were to occur at the present time and all the individuals having severance pay agreements were to become entitled to payments under the agreements, the aggregate maximum amount of the payments to all such individuals, as a group, based on their current annual salaries plus the most recent five-year average of their awards under the Executive Incentive Compensation Plan would be approximately $20.4 million. The Company has no knowledge or belief that any change in control of the Company will occur in the foreseeable future. Even if a change in control were to occur, the individuals (if any) whose employment would terminate in a manner entitling them to compensation under their agreements cannot now be determined, and it is possible that no compensation or benefits will ever be provided under any of the agreements.

2. APPROVAL OF THE EATON 1995
   STOCK PLAN

Eaton's shareholders have approved stock option plans for employees on several occasions in the past, most recently in 1991. The Board continues to believe that share-based incentives are important factors in attracting and retaining highly qualified individuals, and that they help to align the interests of those individuals with the interests of the shareholders. A new share plan is needed at this time because, as of January 31, 1995, only 182,907 common shares remained available for additional awards under existing plans. In 1994, options for 959,390 shares were granted to all employees. Therefore, the Board of Directors is submitting to the shareholders for their approval the Eaton 1995 Stock Plan (the "Plan"). The Plan will authorize the granting of stock options to non-employee directors, and the granting of stock options and other share-based awards to salaried employees of the Company and its subsidiaries selected by the Compensation Committee of the Board of Directors. The purpose of the Plan is to provide long-term incentive through outstanding service to the Company and its shareholders and to assist in recruiting and retaining highly qualified individuals.

A complete copy of the Plan is included as Exhibit A to this proxy statement, and the following summary is qualified in its entirety by the provisions of the Plan.

ADMINISTRATION -- The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee") with respect to employee awards. The Committee will be comprised of non-employee directors. The Plan will be administered by the Non-employee Director Options Committee with respect to non-employee director options. That committee will be comprised of the members of the Board who are employees of the Company.

SHARES AVAILABLE -- The total number of the Company's common shares with a par value of 50c each ("shares") that may be delivered under the Plan cannot exceed 5 million, subject to adjustments for stock splits, stock dividends and other events affecting the Company's common shares. Shares related to awards that are forfeited, terminated or unexercised upon expiration shall immediately become available for other awards. The maximum aggregate number of shares or share units underlying options or related to other awards that may be granted to any employee during any three consecutive calendar year period is 500,000.

To avoid dilution resulting from the exercise of stock options, the Board has authorized the purchase of up to 5 million shares. Under the Board's authorization, the Company may purchase the shares over a five-year period, although only a maximum of 1.5 million shares can be purchased in any one year. The actual number of shares to be purchased will depend upon market conditions.

STOCK OPTIONS --

Employee Stock Options. The Committee may grant to employees options which are intended to qualify as incentive stock options ("Incentive Stock Options") under the Internal Revenue Code, or options which are not intended to so qualify. Each option will give the employee the right to purchase a designated number of shares.

Each option shall be exercisable at such times and for such number of shares as shall be determined by the Committee as of the date of grant, although grants to employees subject to Section 16(b) of the Securities Exchange Act of 1934 ("16b") shall not be exercisable for at least six months after those options are granted. The Committee may accelerate the times when an option may be exercised, and the Management Compensation Committee (comprised of Company officers) may do likewise for employees who are not subject to 16b.

Non-employee Director Stock Options. Subject to approval by shareholders at the 1995 annual meeting, each person serving as a non-employee director on January 24, 1995 and who continues serving in that capacity after the annual meeting of shareholders on April 26, 1995, has been granted an option for 5,000 shares at an exercise price of $48.56, which was the price of a share on January 24. Each person who becomes a non-employee director after January 24, 1995 shall automatically be granted an option for 5,000 shares upon the date of his or her election. Each non-employee director shall automatically be granted options for 1,000 shares on each granting date that he or she continues to serve in that capacity, beginning in the year after that director receives his or her initial grant. The granting date is the Tuesday immediately before the fourth Wednesday of each January. The term of each option shall be ten years from the date of grant. A non-employee director option shall be fully exercisable six months following the later of the date of grant or shareholder approval of the Plan.

Price. Each employee and non-employee director's options shall state the number of shares to which it pertains and the option price. The option price shall be the fair market value of the shares subject to the option on the date of grant. The fair market value shall be the mean between the high and low prices as quoted on the New York Stock Exchange Composite Transactions.

Payment. The exercise price shall be paid in full upon exercise in cash or, if permitted by the applicable committee, by means of tendering shares or other consideration valued at fair market value on the date of exercise.

STOCK APPRECIATION RIGHTS -- As indicated in the report of the Compensation Committee of the Board of Directors on page 19, the Company no longer grants stock appreciation rights, primarily because of their accounting consequences. Although the Company does not have any present intention of granting stock appreciation rights under the Plan, it reserves the right to do so if in the Committee's opinion it should become advisable to use them.

The Committee may grant stock appreciation rights to eligible employees in connection with any option granted under the Plan, or separate and apart from any option. Stock appreciation rights granted in connection with an option entitle the holder to receive a number of shares, or cash and shares, as the Committee may determine. The cash or shares that the holder will be entitled to receive will equal the amount by which the fair market value on the date of exercise exceeds the option price. Such stock appreciation rights may be exercised at the same times and to the same extent that the related option may be exercised.

Stock appreciation rights granted separate from any option entitle the holder to receive a payment equal to the increase in the fair market value of the shares designated by the right from the date of grant to the date of exercise. Such stock appreciation rights may be exercised as determined by the Committee.

PERFORMANCE SHARES -- The Committee may grant performance shares to any eligible employee for no cash consideration, if permitted by applicable law, or for such consideration as may be determined by the Committee. The Committee shall establish award periods and shall establish the number of performance shares to be earned if Company performance objectives are met during the award periods. The performance objectives shall be stated in terms of cash flow return on gross capital employed in the Company's business ("CRC"). CRC equals the total of net income plus depreciation, goodwill amortization and after-tax net interest divided by the total of capital employed in the business plus accumulated depreciation minus goodwill and short-term investments. After performance shares have been awarded and performance objectives have been established, the Committee may not increase the number of performance shares that may be earned by any employee upon attainment of any performance objective. The actual levels of CRC to be achieved, the length of the award periods and other terms and conditions of the performance shares will be determined by the Committee.

If performance shares are not earned, they will be available for future grants.

OTHER AWARDS -- The Committee may grant other share-based awards to any eligible employee for no cash consideration, if permitted by applicable law, or for such consideration as may be determined by the Committee and specified in the grant. Such grants may include restricted shares. The Committee may specify such criteria or periods for payment as it shall determine and the extent to which such criteria or periods have been met shall be conclusively determined by the Committee. Other share-based grants may be paid in shares or other consideration related to shares, and shall have such other terms and conditions as determined by the Committee.

OTHER MATTERS -- The Plan will become effective as of January 1, 1995, if and when approved by the shareholders at the 1995 annual meeting of shareholders, and no awards may be granted after December 31, 2004.

Shares available for awards may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The Plan may be terminated or amended by the Board of Directors without shareholder approval, except that the Plan may not be amended without shareholder approval to (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) increase the maximum number of shares which may be granted to any employee, (iii) grant options or stock appreciation rights at a purchase price below fair market value on the date of grant or (iv) materially modify the requirements as to eligibility for participation in the Plan.

The Board of Directors is presently comprised of nine non-employee directors and four employee directors. The class of employees to whom employee stock options and other awards may be granted under the Plan is presently comprised of approximately 280 persons.

The benefits that will be received by employees under the Plan, or that would have been received under the Plan in 1994 if the Plan had then been in effect, are not currently determinable. For comparison purposes, please refer to the stock option grants that were made in 1994 under existing stock option plans, as shown in the stock option grants table on page 13 and in the following table.

- ------------------------------------------------------

                              Potential Realizable
                            Values at Assumed Annual
                              Rates of Stock Price
                 Number      Appreciation for Option
               of Shares              Term
               Underlying   -------------------------
                Options         5%            10%
- -----------------------------------------------------
Executive        212,550    $7,724,917    $19,496,573
  Group
Non-Executive    746,840    27,143,152     68,505,392
  Officer
  Employee
  Group
- -----------------------------------------------------

If the Plan is approved by shareholders, in 1995, 45,000 stock options will become effective for the non-employee directors as a group, having potential realizable values of approximately $1,376,676 and $3,474,468 at assumed annual rates of stock price appreciation of 5% and 10%, respectively, for the term of the options.

FEDERAL INCOME TAX IMPLICATIONS --

General. The Plan has been designed to meet the new requirements in Section 162(m) of the Internal Revenue Code for stock options, stock appreciation rights and performance shares, but has not been designed to meet those requirements for other awards.

Stock Options. Employees may be granted incentive stock options or nonqualified options. Under present federal income tax law and regulations, there is no tax imposed as a result of the grant or exercise of an incentive stock option. The amount by which the fair market value of the shares received upon exercise exceeds the option price is an item of tax preference and may be subject to the alternative minimum tax. If the shares received upon the exercise of an incentive stock option are not disposed of within two years from the date the option was granted and within one year after the date the shares are transferred to the holder, upon the sale of the shares, the difference between the amount realized on the sale and the option price will be taxed as long-term capital gain or loss. Eaton will not be entitled to a tax deduction with respect to the grant or exercise of the incentive stock option or upon the sale of the share issued upon exercise. If these holding period rules are not met, the holder will realize ordinary income upon disposition equal to the amount by which the fair market value of the shares at the time of exercise (or, if lower, the proceeds of sale) exceeds the option price. Eaton will be entitled to a tax deduction equal to the ordinary income realized by the holder. Any gain in excess of the amount taxed as ordinary income will be taxed as short-term or long-term capital gain.

A person granted a non-qualified stock option will not be taxed upon the grant of the option, and Eaton will not be entitled to a tax deduction by reason of the grant. The option holder will realize taxable income upon exercise of the option in the amount by which the fair market value of the shares received exceeds the option price. Eaton will be entitled to a tax deduction equal to the ordinary income to the employee.

Stock Appreciation Rights. Stock appreciation rights will not result in taxable income to the recipient or a tax deduction for Eaton at the time of grant. The exercise of stock appreciation rights will result in ordinary income in the amount of any cash, or the fair market value of any shares, received. Eaton will be entitled to a tax deduction equal to the ordinary income to the employee.

Performance Shares. Performance shares will not result in taxable income to the recipient or a tax deduction for Eaton during any period that the recipient's rights to shares under the award are contingent on Eaton's attainment of performance goals. At the time the Committee certifies that the Company performance goal has been met, the recipient will realize taxable ordinary income equal to the fair market value of the shares at the time of certification. Eaton will be entitled to a tax deduction in the same amount.

Other Awards. Restricted shares will not be taxable to the recipient, or deductible by Eaton, when awarded or during the period the shares are restricted. At the time the restriction lapses, the recipient will realize taxable ordinary income equal to the fair market value of the shares at the time of lapse, less the amount (if any) paid by the recipient for those shares. Subject to the provisions of Section 162(m) of the Internal Revenue Code, Eaton will at that time be entitled to a tax deduction in the same amount.

ACCOUNTING PRACTICE -- There is currently no accounting charge to the income of the Company in connection with the grant or exercise of a stock option. The Company's income will be charged to the extent of any appreciation in the fair value of stock appreciation rights which are outstanding and expected to be exercised in the future. The Company's income will also be charged for the expected fair value of shares awarded in the future as performance shares.

VOTE REQUIRED -- The Board's adoption of the Plan is conditioned upon the Plan receiving the approval of the holders of the majority of the outstanding Eaton common shares.

The Board of Directors recommends a vote FOR the approval of the Eaton 1995 Stock Plan.

3. APPROVAL OF THE EATON INCENTIVE COMPENSATION DEFERRAL PLAN

Since its approval by shareholders on April 28, 1982, the Company has had in effect a plan providing for long-term incentive awards and allowing participants to defer receipt of the amounts earned. In accordance with the terms of that plan, however, no further deferrals are allowed. The Board continues to believe that deferral arrangements are important factors in attracting and retaining highly qualified individuals, in providing an incentive to improve the profitability, competitiveness and growth of Eaton, and in helping to align the interests of participants with those of the shareholders. Therefore, the Board of Directors is submitting the Incentive Compensation Deferral Plan (the "Plan") to the shareholders for their approval.

A complete copy of the Plan is included as Exhibit B, and the following summary is qualified in its entirety by the provisions of the Plan.

ELIGIBILITY -- The Plan will authorize deferrals of amounts earned under Eaton's existing long-term incentive compensation plans by all elected officers and senior operations managers, and by such other executives as determined by the Compensation Committee of the Board of Directors ("Committee") with respect to amounts earned under any incentive compensation plan made available for deferral by the Committee. The Committee has not selected any other executives for participation. There presently are approximately 51 officers and senior operations managers.

DEFERRAL ALTERNATIVES -- For each award period ending during or after 1994, participants may elect to defer receipt of their eligible incentive compensation as Short-Term Compensation, Variable-Term Compensation or Retirement Compensation.

Short-Term Compensation. Short-Term Compensation will be paid to the participant in a lump sum or in not more than five annual installments as determined by the Committee, and shall earn a rate of return equal to the quarterly average yield of 13-week U.S. Government Treasury Bills.

Variable-Term Compensation. Variable-Term Compensation is a response to amendments to the Internal Revenue Code which limit the deductibility of individual annual compensation in excess of $1 million. The amount allocated to Variable-Term Compensation will be the amount determined by the Committee which, when added to other compensation of the participant, exceeds the deductible compensation limit imposed by Internal Revenue Code Section 162(m). Variable-Term Compensation will be deferred until such time (as determined by the Committee) that the compensation could be paid without exceeding the deductible compensation limit. Variable-Term Compensation will earn a rate of interest, compounded quarterly, equal to the average yield of 10-year U.S. Government Treasury Notes plus 300 basis points.

Retirement Compensation. The amount allocated to Retirement Compensation will be deferred to retirement or to one year after retirement, subject to Committee discretion as to date of payment. Between fifty percent and one hundred percent, as elected by the participant, of the amount so allocated will be credited to Common Share Retirement Compensation and the balance will be credited to Interest Rate Retirement Compensation. All allocations to Common Share Retirement Compensation are subject to approval of the Plan by the shareholders. If that approval is not obtained, those allocations shall instead be made to Interest Rate Retirement Compensation.

Common Share Retirement Compensation will be converted into share units based upon the price of Eaton common shares with a par value of $.50 each ("Shares") immediately following the incentive period in which the compensation to be deferred was earned. Those share units will be credited with dividend equivalents, which in turn will be converted into additional share units based on the Share prices on the dividend payment dates. Upon payment in cash, share units will be converted to the greater of (a) an amount based on Share prices in the month preceding the payment, or (b) if an actual change in control of Eaton shall have occurred within thirty-six months, an amount based on the price paid in connection with that change in control. Upon payment in Shares, share units shall be converted to the same number of Shares for distribution to the participant. Shares available for awards may consist of authorized and unissued Shares or treasury Shares. To avoid dilution, the Board has authorized the purchase of up to 5 million Shares. Under the Board's authorization, the Company may purchase the Shares over a five-year period, although only a maximum of 1.5 million Shares can be purchased in any one year. The actual number of Shares purchased will depend on market conditions.

The maximum, cumulative number of share units that may be allocated to all participants is 2 million, subject to adjustment for stock splits and the like. Given current levels of Common Share Retirement Compensation (see table on page
31) and Share dividends, this maximum should accommodate Plan requirements for the foreseeable future.

Interest Rate Retirement Compensation will earn interest, compounded quarterly, equal to the average yield of 10-year U.S. Government Treasury Notes plus 300 basis points.

AUTOMATIC PAYMENT -- Upon a proposed change in control, Eaton shall make an immediate lump sum payment to each participant of his or her account balance. At any time prior to a proposed change in control, however, the Committee may decide that the lump sum payment shall not be made because it is not then advisable in order to protect the benefits of the Plan. A proposed change in control means the first to occur of the following: (i) twenty days after the commencement of a tender offer for 25% or more of Eaton's outstanding voting securities; (ii) twenty days after the commencement of solicitation of proxies for a merger with another corporation which would result, in the Committee's view, in less than 75% of the voting securities of the resulting corporation being owned by the former Eaton shareholders; (iii) the date that Eaton enters into an agreement to sell substantially all of its assets; (iv) within twenty days after any person becomes the beneficial owner of 15% or more of Eaton's then outstanding voting securities; or (v) the date that individuals who, at the beginning of any two consecutive years constitute the Board of Directors, cease for any reason to constitute at least 76% thereof, unless the election of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

ADMINISTRATION -- The Plan will be interpreted and administered by the Committee. After retirement or other termination of employment, the Committee will determine whether payment will be in a lump sum or in periodic installments, the date at which a lump sum payment will be made or periodic installments will commence, and whether Common Share Retirement Compensation will be paid in cash or in Shares. In making these determinations, the Committee may consider the wishes and needs of the participant.

AMENDMENT AND TERMINATION -- Eaton reserves the right, by action of the Committee, to modify, amend or terminate the Plan except that (a) no amendment or modification of the Plan permitting officers to receive awards or setting the formula that determines the amount, price and timing of awards, shall be made more than once every six months (or at more frequent intervals if permitted by applicable governmental regulations), (b) no amendment or modification may be made without shareholder approval which materially increases the aggregate number of shares which may be issued under the Plan, which materially modifies the requirements as to eligibility or which materially increases the benefits, and (c) upon the occurrence of a change in control of Eaton, no amendment, modification or termination of the Plan shall, without the consent of the participant, alter or impair any rights or obligations under the Plan with respect to that participant.

OTHER MATTERS -- Deferrals under the Plan will not be considered taxable income to the participants until those amounts are distributed to them. Eaton will receive a deduction for Federal income tax purposes at the same time. Eaton is considering providing security for deferred compensation, but to date has made no decision to do so.

The amounts which were allocated under the Plan for the award period ended December 31, 1994, are set forth in the following table.

         Incentive Compensation Deferral Plan
- ------------------------------------------------------

                                Dollar      Number
                                Value         of
     Name and Position           ($)        Units
- --------------------------------------------------
W. E. Butler, Chairman and    $  408,799    4,108
  Chief Executive Officer
J. S. Rodewig, President and     209,385    2,104
  Chief Operating Officer -
  Vehicle Components
S. R. Hardis, Vice Chairman      258,108    2,594
  and Chief Financial and
  Administrative Officer
A. M. Cutler, Executive Vice      90,750      912
  President and Chief
  Operating Officer -
  Controls
G. L. Gherlein, Executive         36,454      122
  Vice
  President and General
  Counsel
Executive Group                1,190,536    11,156
Non-Executive Director Group         -0-      -0-
Non-Executive Officer          1,022,789    9,050
  Employee Group

- ---------------

Share units are available only for deferrals to Common Share Retirement Compensation, and only a portion of the dollar value of the deferrals shown in this table was allocated to that type of Retirement Compensation.

VOTE REQUIRED -- The Plan was adopted by the Board of Directors on June 22, 1994, but no allocations to Common Share Retirement Compensation are allowed unless the Plan is approved by the holders of the majority of the outstanding Eaton common shares.

The Board of Directors recommends a vote FOR the approval of the Eaton Incentive Compensation Deferral Plan.

4. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon recommendation of its Audit Committee, the Board of Directors has appointed the accounting firm of Ernst & Young LLP as independent auditors to conduct the annual audit of Eaton's books and records for 1995. The submittal of this matter to the shareholders at the annual meeting is not required by law or by Eaton's Amended Regulations. The Board of Directors is, nevertheless, submitting it to the shareholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of the majority of the outstanding common shares of the Company entitled to vote at the meeting, the Board intends to reconsider its appointment of Ernst & Young LLP as independent auditors.

A representative of Ernst & Young LLP will be present at the annual meeting to make a statement, should he or she desire to do so, and to answer any questions concerning the independent auditors' areas of responsibility.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

5. OTHER BUSINESS

Management does not know of any other matters requiring shareholder action that may come before the meeting; but, if any are properly presented, the individuals named in the enclosed form of proxy have discretionary authority to act on such matters and will vote thereon according to their best judgment.

SECURITY OWNERSHIP BY MANAGEMENT -- The following table shows the beneficial ownership, reported to the Company as of January 31, 1995 of common shares of the Company, including shares as to which a right to acquire ownership within 60 days after January 31, 1995 exists through the exercise of stock options, of each director and nominee, the Chief Executive Officer and the four other most highly compensated executive officers and, as a group, of such persons and all other executive officers.

        Title of Class: Common Shares
- --------------------------------------------------------
      Name of                 Number            Percent
     Beneficial              of Shares            of
       Owner                  Owned(1)          Class(2)
- --------------------------------------------------------
N. A. Armstrong                 1,800             --
W. E. Butler                  270,090 (4,5)       --
A. M. Cutler                  146,963  (3,4,5)    --
P. B. Davis                     1,173             --
G. L. Gherlein                123,719  (3,4,5)    --
E. Green                          500             --
S. R. Hardis                  180,327 (4,5)       --
C. E. Hugel                     6,000             --
J. R. Miller                    4,500             --
F. C. Moseley                  11,600 (3)         --
H. G. Pattillo                  7,500 (6)         --
V. A. Pelson                      200             --
A. W. Reynolds                  6,000             --
J. S. Rodewig                 145,315  (3,4,5)    --
G. L. Tooker                    1,700 (3)         --
Directors, Nominees and
  Executive Officers
  as a group of 27          1,387,520 (3,4,5)     1.8%

- ---------------
(1) Each person has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

(2) Less than 1% unless otherwise indicated.

(3) Includes shares held jointly or in other capacities, such as by trust.

(4) Includes shares held under the Eaton Corporation Share Purchase and Investment Plan as of January 31, 1995. Participants in the plan are entitled to direct the plan trustee's voting of shares which are not allocated to any participant's account. None of those shares are included among the shares beneficially owned by the executive officers.

(5) Includes shares which may be acquired within 60 days after January 31, 1995 upon the exercise of outstanding stock options as follows: 229,998; 130,598; 80,398; 129,100; 132,598; and 1,071,818 shares for, respectively, Messrs.
    Butler, Cutler, Gherlein, Hardis, Rodewig and all executive officers as a group.

(6) Excludes 10,000 shares held by spouse of which beneficial ownership is disclaimed.


Employee benefit plans of the Company and its subsidiaries on January 31, 1995 held 10,624,007 common shares for the benefit of participating employees, or 13.6% of common shares outstanding.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's common shares to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. The Company believes that during the year ended December 31, 1994, its officers, directors and holders of more than 10% of the Company's common shares complied with all Section 16(a) filing requirements.

FUTURE SHAREHOLDER PROPOSALS -- Shareholders who wish to submit proposals for inclusion in the proxy statement and for consideration at the annual meeting must do so on a timely basis. In order to be included in the proxy statement for the 1996 annual meeting, proposals must relate to proper subjects and must be received by the Corporate Secretary, Eaton Corporation, Eaton Center, Cleveland, Ohio 44114-2584, before November 18, 1995.

By order of the Board of Directors

Earl R. Franklin
Secretary

March 17, 1995

                                   EXHIBIT A

                             EATON 1995 STOCK PLAN

1. PURPOSE

The Plan enables non-employee directors and professional and management employees who contribute significantly to the success of Eaton Corporation (the "Company") to participate in its future prosperity and growth and to identify their interests with those of the shareholders. The purpose of the Plan is to provide long-term incentive through outstanding service to the Company and its shareholders and to assist in recruiting and retaining people of outstanding ability and initiative in non-employee director, professional and management positions.

2. ADMINISTRATION

(A) Employee Awards

With respect to employee awards, the Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), which shall consist of at least three non-employee directors selected by the Board. All other non-employee directors also may serve as alternate members of the Committee, who may take the place of any absent member or members at any meeting of the Committee.

(B) Non-employee Director Options

With respect to non-employee director options, the Plan shall be administered by the Non-employee Director Options Committee, which shall be comprised of the members of the Board who are employees of the Company.

(C) Authority of Committees

With respect only to those awards for which it has administrative responsibility, the Committee and the Non-employee Director Options Committee shall each have complete authority to interpret all provisions of the Plan consistent with law, to determine the type and terms of awards consistent with the provisions of the Plan, to prescribe the form of instruments evidencing awards, to adopt, amend and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for its administration of the Plan. The determinations of each committee shall be final and conclusive. The committees may act by resolution or in any other manner permitted by law.

3. SHARES AVAILABLE

The aggregate of (a) the number of Eaton common shares delivered by the Company in payment and upon exercise of awards to employees and non-employee directors and (b) the number of shares subject to outstanding awards to employees and non-employee directors shall not exceed 5,000,000 at any one time, subject to adjustments as authorized herein. Shares related to awards that are forfeited, terminated, unexercised upon expiration, settled in cash in lieu of shares or in such manner that all or some of the shares covered by an award are not issued, or exchanged for awards that do not involve shares, shall immediately become available for other awards. Shares available for awards may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The maximum aggregate number of shares or share units underlying options or related to other awards that may be granted to any employee during any three consecutive calendar year period is 500,000.

Awards may be made under the Plan on or after January 1, 1995, subject to approval of the Plan by shareholders at the 1995 annual meeting.

4. ELIGIBILITY FOR EMPLOYEE AWARDS

Any salaried employee (including officers) of the Company or any of its subsidiaries occupying a professional or management position may be granted an award. The Committee (a) will designate employees to whom grants are to be made, (b) will specify the number of options, stock appreciation rights, performance shares, restricted shares or other stock-based awards subject to each grant, and (c) subject to Section 5(C), will specify the price of the award.

5. STOCK OPTIONS

(A) Employee Stock Options

Grants. The Committee may grant to eligible employees (i) options which are intended to qualify as incentive stock options ("Incentive Stock Options") under the Internal Revenue Code, or (ii) options which are not intended to qualify as Incentive Stock Options. Each option will give the employee the right to purchase a designated number of the Company's common shares with a par value of 50c each ("shares"). The aggregate fair market value (at the time of grant) of shares for Incentive Stock Options under all plans of the Company which become initially exercisable by an employee during any calendar year shall not exceed $100,000 (or such other amount as may be provided by the Internal Revenue Code or regulations thereunder).

Exercise. Each option shall be exercisable on such date or dates, during such period and for such number of shares, as shall be determined by the Committee as of the date of grant, although grants to employees subject to Section 16(b) of the Securities Exchange Act of 1934 ("16b") shall not be exercisable for at least six months after those options are granted. The Committee may, in its sole discretion, accelerate the times when an option may be exercised and the Management Compensation Committee (comprised of Company officers) may do likewise for employees who are not subject to 16b.

(B) Non-employee Director Stock Options

Grants. Subject to approval by shareholders at the 1995 annual meeting, each person serving as a non-employee director on January 24, 1995 and who continues serving in that capacity after the annual meeting of shareholders on April 26, 1995, has been granted an option for 5,000 shares at an exercise price of $48.56. Each person who becomes a non-employee director after January 24, 1995 automatically shall be granted an option for 5,000 shares upon the date of his or her election. Each non-employee director shall automatically be granted an option for 1,000 shares on each granting date that he or she continues to serve in that capacity, beginning in the year after that director receives his or her initial grant. The granting date is the Tuesday immediately before the fourth Wednesday of each January.

Term.  The term of each option shall be ten years from the date of grant.

Exercise. An option shall be fully exercisable six months following the later of the date of grant or shareholder approval of the Plan.

(C) Price

Each employee and non-employee director option shall state the number of shares to which it pertains and the option price. The option price shall be the fair market value of the shares subject to the option on the date of grant. The fair market value shall be the mean between the high and low prices as quoted on the New York Stock Exchange Composite Transactions.

(D) Payment

The price at which shares may be purchased upon exercise of an employee or non-employee director option shall be paid in full at the time of exercise in cash, or, if permitted by the applicable committee, by means of tendering shares or other consideration valued at fair market value on the date of exercise, or any combination thereof. The applicable committee shall determine acceptable methods of tendering shares or other consideration.

6. STOCK APPRECIATION RIGHTS

The Committee may grant stock appreciation rights to eligible employees in connection with any option granted under the Plan, or separate and apart from any option.

Stock appreciation rights granted in conjunction with an option entitle the holder of an option, upon exercise of the stock appreciation rights, to surrender the option, or any applicable portion thereof, to the extent unexercised, and to receive a number of shares, or cash and shares, as the Committee may determine. The cash or number of shares that the holder shall be entitled to receive shall equal in aggregate fair market value the amount by which the fair market value per share on the date of such exercise (as determined by the Committee in its sole discretion) shall exceed the option price per share of the related option, multiplied by the number of shares in respect of which the stock appreciation rights have been exercised. Stock appreciation rights granted separate and apart from any option entitle the holder, upon exercise of such rights, to receive a payment measured by the increase in the fair market value of a number of shares designated by such rights from the date of grant to the date of exercise.

The number of shares subject to a stock appreciation right shall be counted against the individual limit on the maximum number of shares that may be awarded to any employee during any three consecutive calendar year period, and against the maximum number of shares which may be delivered under the Plan. The number of shares subject to a stock appreciation right granted in conjunction with an option shall be deemed to be the number of shares subject to the option. The number of shares subject to a freestanding stock appreciation right shall be the number of shares to which the right applies.

7. PERFORMANCE SHARES

The Committee may grant performance shares to any eligible employee for no cash consideration, if permitted by applicable law, or for such consideration as may be determined by the Committee and specified in the grant. The Committee shall establish award periods and shall establish the number of performance shares to be earned if Company performance objectives are met. The performance objectives shall be stated in terms of cash flow return on gross capital employed in the Company's business ("CRC"). CRC equals the total of net income plus depreciation, goodwill amortization and after-tax net interest divided by the total of capital plus accumulated depreciation minus goodwill and short-term investments. After performance shares have been awarded and performance objectives have been established, the Committee may not increase the number of performance shares that may be earned by any employee upon attainment of those performance objectives within a performance period. The actual levels of CRC to be achieved, and the length of the performance period and other terms and conditions of the performance shares, shall be determined by the Committee.

To the extent performance shares are forfeited or the grant of performance shares has expired or is surrendered, canceled or terminated, the shares subject to the grant shall be available for future grants if within other plan limitations.

8. OTHER AWARDS

The Committee may grant other share-based awards to any eligible employee for no cash consideration, if permitted by applicable law, or for such consideration as may be determined by the Committee and specified in the grant. Such grants may include restricted shares. The Committee may specify such criteria or periods for payment as it shall determine and the extent to which such criteria or periods have been met shall be conclusively determined by the Committee. Other share-based grants may be paid in shares or other consideration related to shares, as specified by the grant, and shall have such terms and conditions as shall be determined by the Committee.

9. ASSIGNABILITY

Awards intended to be exempt from 16b are transferable only by will or the laws of descent and distribution or to such greater extent as permitted by applicable 16b regulations. Such awards are exercisable during the grantee's lifetime only by him or by his guardian or legal representative or by such others as permitted by applicable 16b regulations. The appropriate committee shall have discretionary authority to grant awards not intended to be exempt from 16b which are transferable to members of an award holder's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. A transferred award may be exercised or transferred by the transferee only to the extent that the grantee would have been entitled had the award not been transferred. Notwithstanding anything herein to the contrary, the exercise of incentive stock options shall be limited as required by the Internal Revenue Code and applicable regulations.

10. ADJUSTMENTS

In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering or similar event affecting shares of the Company, the appropriate committee shall equitably adjust (a) the number and class of shares
(i) reserved under the Plan, (ii) for which awards may be granted to an individual, and (iii) covered by outstanding awards denominated in shares or share units, (b) the prices relating to outstanding awards, and (c) the appropriate fair market value and other price determinations for such awards.

11. GENERAL PROVISIONS

The Company shall have the right to deduct from any cash payment made under the Plan any taxes required by law to be withheld. It shall be a condition to the obligation of the Company to deliver shares that the participant pay the Company such amount as it may request for the purpose of satisfying any such tax liability. Any award under the Plan may provide that the participant may elect, in accordance with any applicable committee regulations, to pay the amount of such withholding taxes in shares.

No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an award until a certificate or certificates for the shares have been delivered to that person, estate or other entity. The Plan shall not confer upon any non-employee director or employee any right to continue in that capacity. The Plan and all determinations made and actions taken pursuant hereto, to the extent not governed by the laws of the United States, shall be governed by the laws of Ohio.

12. AMENDMENT

The Board of Directors of the Company may alter, amend or terminate the Plan from time to time, except that the Plan may not be amended without shareholder approval to (i) materially increase the aggregate number of shares which may be issued, (ii) increase the maximum number of shares which may be granted to any employee, (iii) grant options or stock appreciation rights at a purchase price below fair market value on date of grant, or (iv) materially modify the requirements as to eligibility for participation in the Plan. The provisions of the Plan pertaining to the awards to non-employee directors may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

13. EFFECTIVE AND TERMINATION DATES

The Plan will become effective as of January 1, 1995, if and when approved by shareholders holding a majority of the Company's outstanding common shares entitled to vote at the 1995 annual meeting of shareholders.

No awards shall be granted under the Plan after December 31, 2004. Awards granted before that date shall remain valid thereafter in accordance with their terms.

                                   EXHIBIT B

                   EATON INCENTIVE COMPENSATION DEFERRAL PLAN

I.  PURPOSE

The Incentive Compensation Deferral Plan (the "Plan") enables employees who contribute significantly to the success of Eaton Corporation (the "Company") to defer receipt of awards earned under incentive compensation plans. The purpose of the Plan is to help attract and retain highly qualified individuals, to provide an incentive to those individuals to improve the profitability, competitiveness and growth of the Company, and to help align their interests with those of the shareholders.

II.  ELIGIBILITY

All elected officers of the Company are eligible to participate in the Plan with respect to amounts earned under the Executive Strategic Incentive Plan or any other Eaton incentive plan made available for deferral hereunder by the Committee. Such other executives as determined by the Committee shall also be eligible to participate in the Plan with respect to any amounts earned under any Eaton incentive compensation plan made available for deferral hereunder by the Committee, including the Senior Operations Managers Plan.

III.  DEFINITIONS

The terms used herein shall have the following meanings:

Account -- A bookkeeping account established by Eaton for a Participant to which may be credited Deferred Incentive Compensation and earnings or losses thereon.

Agreement -- A written agreement between Eaton and a Participant deferring the receipt of Incentive Compensation and indicating the term of the deferral.

Beneficiary -- The person or entity designated in writing by the Participant and delivered to the Committee. If that person or entity is not living or in existence at the time any unpaid balance of Deferred Incentive Compensation becomes due after the death of a Participant, the term "Beneficiary" shall mean the Participant's estate or legal representative or any person, trust or organization designated in such Participant's will.

Board -- The Board of Directors of Eaton Corporation.

Change in Control of Eaton -- Shall be deemed to occur if (i) a tender offer shall be consummated for 25% or more of the combined voting power of Eaton's then outstanding voting securities, (ii) Eaton shall be merged or consolidated with another corporation and as a result less than 75% of the outstanding voting securities of the resulting corporation shall be owned by the former shareholders of Eaton, other than affiliates (within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act")) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation, (iii) Eaton shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary of Eaton,
(iv) any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of Eaton's then outstanding securities; or
(v) during any period of two consecutive years, individuals who at the beginning of that period constitute the Board cease to constitute at least a majority thereof unless the election, or the nomination for election by Eaton's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. For purposes of this Plan, ownership of voting securities shall take into account and include ownership as determined by applying the provisions of Rule 13d-3(d)(l)(i) of the Exchange Act (as then in effect).

Committee -- The Compensation Committee of the Board.

Common Share Retirement Compensation -- Retirement Compensation which is converted into share units in accordance with Article VII.

Deferred Incentive Compensation -- That portion of Incentive Compensation deferred pursuant to the Plan.

Eaton -- Eaton Corporation, an Ohio corporation, and its subsidiaries and successors and assigns.

Eaton Common Shares -- The common shares of Eaton Corporation with a par value of 50c each.

Incentive Compensation -- Any payment awarded to a Participant under any Incentive Compensation Plan.

Incentive Compensation Plan -- Any incentive compensation plan approved by either the Board or its Compensation Committee.

Interest Rate Retirement Compensation -- Retirement Compensation which is credited with Treasury Note Based Interest in accordance with Article VII.

Participant -- An employee of Eaton who elects to defer receiving benefits under an Incentive Compensation Plan designated by the Committee as eligible for deferral hereunder.

Periodic Installments -- Monthly, quarterly, semiannual or annual payments, over a period not to exceed fifteen years, as determined by the Committee in its sole discretion, which are substantially equal in amount, or, in the case of Common Share Retirement Compensation, substantially equal in the number of share units being valued and paid or the number of Eaton Common Shares being distributed, except that earnings attributable to periods following Retirement or Termination of Employment shall be included with each payment.

Plan -- This Incentive Compensation Deferral Plan pursuant to which Incentive Compensation may be deferred for later payment.

Proposed Change in Control -- The first to occur of any of the following events (including the expiration of the periods specified therein):

(i) twenty (20) days after the commencement of a tender offer shall be made for the ownership of securities of Eaton representing 25% or more of the combined voting power of Eaton's then outstanding voting securities (unless such tender offer shall have been withdrawn);

(ii) twenty (20) days after the commencement of solicitation of proxies or consents for a merger or consolidation with another corporation and as a result of such merger or consolidation less than 75%, in the Committee's view, of the outstanding voting securities of the surviving or resulting corporation would be owned in the aggregate by the former shareholders of Eaton, other than the party and any affiliates (within the meaning of the Exchange Act) of any party, to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation;

(iii) upon the date that Eaton shall have entered into an agreement to sell substantially all of its assets to another corporation which is not a wholly owned subsidiary of Eaton;

(iv) within twenty (20) days after any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of Eaton representing 15% or more of the combined voting power of Eaton's then outstanding securities; or

(v) upon the date that individuals who, at the beginning of any period of two consecutive years, constitute the Board, cease for any reason to constitute at least 76% thereof, unless the election, or the nomination for election by Eaton's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

For purposes of this definition, ownership of voting securities shall take into account and include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) of the Exchange Act (as then in effect).

Retirement -- The Termination of Employment of a Participant who is age fifty-five or older and who has at least ten years of service with Eaton, who is age sixty-five or older or who is eligible to receive pension payments under a pension plan sponsored by Eaton commencing within sixty days of the date of such Termination of Employment, or who is approved by the Committee to qualify as a retirement.

Retirement Compensation -- That portion of Incentive Compensation deferred for payment at Retirement, at one year following Retirement, or in Periodic Installments commencing after Retirement.

Short-Term Compensation -- That portion of Incentive Compensation deferred for payment as determined by the Committee in accordance with Article V.

Termination of Employment -- The time when a Participant shall no longer be employed by Eaton, whether by reason of retirement, death, voluntary resignation, divestiture, discharge (with or without cause), or such disability that, under the then current employment practices of Eaton, the employment of the Participant is deemed to have been terminated.

Treasury Bill Interest Equivalent -- A rate of interest equal to the quarterly average yield of 13-week U.S. Government Treasury Bills.

Treasury Note Based Interest -- A rate of interest equal to the average yield of 10-year U.S. Government Treasury Notes plus 300 basis points.

Variable-Term Compensation -- That portion of Incentive Compensation deferred for payment to a Participant until such time as it is determined by the Committee in its sole discretion that such compensation can be paid in whole or in part without exceeding the deduction limit imposed by Section 162(m) of the Internal Revenue Code or without being subject to that section.

IV.  ELECTION TO DEFER

Section 4.01 Deferral Options

With respect to any plan eligible for the deferral of Incentive Compensation hereunder, for each award period ending during or after 1994 (an "Award Period"), the Participant may elect to defer the receipt of all or part of his or her Incentive Compensation as Short-Term Compensation, Variable-Term Compensation or Retirement Compensation. Once a Participant has made an effective election, he or she may not thereafter change that election or change any allocation between Short-Term Compensation, Variable-Term Compensation or Retirement Compensation.

Section 4.02 Amount Deferred

Not less than 10% of Incentive Compensation awarded for any Award Period may be deferred under the Plan, except that Variable-Term Compensation may be less than 10% of the Incentive Compensation awarded for any Award Period. If a Participant elects to allocate a portion of Incentive Compensation to both Short-Term Compensation and Retirement Compensation, the amount allocated to each shall be not less than 10% of the Incentive Compensation awarded for any Award Period.

Section 4.03  Election Deadline

To be in effect for an Award Period, a Participant's election must be completed, signed and filed with the Committee on or before such date as is necessary to defer an award for Federal income tax purposes.

V.  SHORT-TERM COMPENSATION

If elected by a Participant, payment of the amount of Incentive Compensation allocated to Short-Term Compensation will be deferred. Treasury Bill Interest Equivalents shall be credited quarterly to the Participant's Short-Term Compensation Account until such compensation is paid to the Participant. Short-Term Compensation, together with credited Treasury Bill Interest Equivalents, shall be paid to the Participant in a lump sum or in not more than five annual installments as determined by the Committee.

VI.  VARIABLE-TERM COMPENSATION

Section 6.01  Amount and Duration

Variable-Term Compensation is a response to amendments to the Internal Revenue Code which limit the deductibility of individual annual compensation in excess of $1 million. Only those Participants whose total taxable compensation is likely to exceed that amount will be offered the opportunity to select Variable-Term Compensation.

If elected by a Participant, the amount of Incentive Compensation allocated to Variable-Term Compensation will be the amount (if any) determined by the Committee in its sole discretion which, when added to other compensation of the Participant, exceeds the deductible compensation limit imposed by Internal Revenue Code Section 162(m). Amounts allocated as Variable-Term Compensation shall be credited to the Account of the Participant on the date such amounts would have been paid if there had been no valid deferral election. Variable-Term Compensation will be deferred until such time as the Committee, in its sole discretion, shall determine that it, together with the earnings thereon, can be paid in whole or in part without exceeding the limit imposed by Section 162(m).

Section 6.02  Earnings

The Variable-Term Compensation Account shall be credited with Treasury Note Based Interest, compounded quarterly until paid.

VII.  RETIREMENT COMPENSATION

Section 7.01  Duration

If elected by a Participant, payment of the amount of Incentive Compensation allocated to Retirement Compensation will be deferred to Retirement or to one year after Retirement, but subject to Committee discretion as to date of payment as provided herein. Retirement Compensation shall be credited to the Participant on the date such amount would have been distributed to him or her if there had been no valid deferral election by establishing an Account in the Participant's name.

Section 7.02  Common Share Retirement Compensation

Between fifty percent and one hundred percent, as elected by the Participant, of the amount allocated to Retirement Compensation shall be credited to Common Share Retirement Compensation, and the balance shall be credited to Interest Rate Retirement Compensation.

Common Share Retirement Compensation shall be converted into a number of share units based upon the average of the mean prices for Eaton Common Shares for the twenty trading days of the New York Stock Exchange during which Eaton Common Shares were traded immediately following the end of the incentive period in which the Incentive Compensation to be deferred was earned. On each Eaton Common Share dividend payment date, dividend equivalents equal to the actual Eaton Common Share dividends paid shall be credited to the share units in the Participant's Account, and shall in turn be converted into share units utilizing the mean Eaton Common Share price on the dividend payment date.

The maximum, cumulative number of share units that may be allocated to all Participants is 2 million.

Allocations to Common Share Retirement Compensation are subject to approval of the Plan by the Company's shareholders and to the share unit limitation provided above. If that approval is not obtained, or if that limitation would be exceeded, then those allocations shall instead be made to Interest Rate Retirement Compensation.

Upon payment of Common Share Retirement Compensation in Eaton Common Shares, the share units standing to the Participant's credit shall be converted to the same number of Eaton Common Shares for distribution to the Participant.

Upon payment of Common Share Retirement Compensation in cash, including any installment thereof in the case of Periodic Installments, the share units required to make the cash payment shall be converted to an amount equal to the greater of: (a) the product of the average of the mean prices for an Eaton Common Share for the last twenty trading days of the New York Stock Exchange during which Eaton Common Shares were traded in the month immediately preceding the month in which the date of payment occurs, multiplied by the number of share units then credited to the Participant's Account, or (b) if a Change in Control of Eaton shall have occurred at any time within thirty-six months immediately preceding the payment, the product of the number of share units credited to the Participant's Account at the time of payment multiplied by the highest of (i) the highest price paid for an Eaton Common Share in any tender offer in connection with the Change in Control of Eaton; (ii) the price received for an Eaton Common Share in any merger, consolidation or similar event in connection with the Change in Control of Eaton; or (iii) the highest price paid for an Eaton Common Share as reported in any Schedule 13D within the sixty-day period immediately preceding the Change in Control of Eaton.

Section 7.03  Interest Rate Retirement Compensation

Retirement Compensation not credited to Common Share Retirement Compensation shall be credited to Interest Rate Retirement Compensation. Interest Rate Retirement Compensation shall be credited to the Interest Rate Retirement Compensation Account, which shall earn Treasury Note Based Interest, compounded quarterly, until paid.

Section 7.04  Periodic Installments

Upon the death of a Participant who has commenced receiving Periodic Installments, the entire remaining amount of his or her Retirement Compensation shall be distributed to the Participant's Beneficiary. Such distributions may be made either in a lump sum or in installments in such amounts and over such periods, not exceeding the remaining number of annual installments from the date of death of the Participant, as the Committee may direct in its sole discretion.

Section 7.05  Termination of Employment

The Retirement Compensation Account of a Participant whose employment terminates for reasons other than Retirement shall be distributed in a lump sum or in Periodic Installments, as the Committee may determine in its sole discretion. The lump sum payment shall be made, or the Periodic Installments shall commence, as the Committee may determine in its sole discretion, no later than the February 1 of the calendar year immediately after the calendar year that includes the earliest of: (i) the Participant's death, (ii) the Participant's attainment of age 55 if he or she was credited with at least 10 years of service for Eaton (or an affiliate of Eaton), (iii) the Participant's attainment of age 65, or (iv) the fifth anniversary of the Participant's termination of employment.

Earnings shall be credited on undistributed Retirement Compensation Accounts, and annual installment payments shall be adjusted to reflect such additional earnings, based on the remaining number of installment payments to be distributed and based on Treasury Note Based Interest, computed quarterly.

VIII.  AMENDMENT AND TERMINATION

Eaton fully expects to continue the Plan but it reserves the right, except as otherwise provided herein, at any time by action of the Committee, to modify, amend or terminate the Plan for any reason, including adverse changes in the federal tax laws. Notwithstanding the foregoing, (a) no amendment or modification of the provisions of the Plan permitting officers to receive awards or setting the formula that determines the amount, price and timing of awards, shall be made more than once every six months (or at more frequent intervals if permitted by applicable governmental regulations); and (b) upon the occurrence of a Change in Control of Eaton, no amendment, modification or termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under the Plan with respect to such Participant.

IX.  ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall interpret the provisions of the Plan where necessary and may adopt procedures for the administration of the Plan which are consistent with the provisions of the Plan and any rules adopted by the Committee.

After Retirement or other Termination of Employment, the Committee shall determine in its sole discretion (i) whether Retirement Compensation shall be paid in a lump sum or in Periodic Installments, (ii) the date on which a lump sum payment will be made or Periodic Installments will commence, which in the case of Retirement shall be not later than one year following the date to which the deferral was made, and in the case of Termination of Employment for reasons other than Retirement shall be in accordance with Section 7.05, (iii) whether to change the Periodic Installments or the number of years over which they are to be paid, and (iv) whether Common Share Retirement Compensation will be paid in cash or in Eaton Common Shares. In making these determinations, the Committee may consider the wishes and needs of the Participant or his or her Beneficiary.

Each Participant or Beneficiary must claim any benefit to which such Beneficiary may be entitled under the Plan by a written notification to the Committee. If a claim is denied, it must be denied within a reasonable period of time in a written notice stating the specific reasons for the denial. The claimant may have a review of the denial by the Committee by filing a written notice with the Committee within sixty days after the notice of the denial of his or her claim. The written decision by the Committee with respect to the review must be given within one hundred twenty days after receipt of the written request.

The determinations of the Committee shall be final and conclusive.

X.  AUTOMATIC LUMP SUM PAYMENT

Except as provided below, upon the date of a Proposed Change in Control, Eaton shall make an immediate lump sum payment of the Account balances, including all earnings to that date, to each Participant or his or her Beneficiary. At any time prior to a Proposed Change in Control, the Committee may decide that the Lump Sum Payment shall not be made, upon a Proposed Change in Control, because any such payment is not then advisable, in the

Committee's judgment, in order to protect the benefits of the Participants under the Plan. If the Committee makes such a decision, it may thereafter (i) take no further action, in which case the Lump Sum Payments will not be made, (ii) reconsider such decision and decide at a later date (which may be subsequent to a Proposed Change in Control) to terminate the Plan and make Lump Sum Payments,
(iii) provide funding for the Plan benefits by depositing funds in trust for such purpose or (iv) take no action to protect the Plan benefits.

XI.  MISCELLANEOUS

Section 11.01 Adjustments

In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering or similar event affecting shares of the Company, the Committee shall equitably adjust the limitation on the number and class of share units which may be allocated to Participants as Common Share Retirement Compensation, and the number of share units previously allocated to their Accounts.

Section 11.02 Designation of Beneficiaries

Each Participant shall have the right, by written instruction to the Committee, on a form supplied by the Committee, to designate one or more primary and contingent Beneficiaries (and the proportion to be paid to each, if more than one is designated) to receive his or her Account balance upon his or her death. Any such designation shall be revocable by the Participant.

Section 11.03 Committee Actions

All actions of the Committee hereunder may be taken with or without a meeting. If taken without a meeting, the action shall be in writing and signed by a majority of the members of the Committee and if taken with a meeting, a majority of the Committee shall constitute a quorum for any such action. The determination by the Committee as to the withholding of taxes shall be binding upon the Participants and their Beneficiaries.

Section 11.04 Assignment

No benefit under the Plan shall be subject to anticipation, alienation, sale, transfer or encumbrance, and any attempt to do so shall be void. No benefit hereunder shall in any manner be liable for the debts, contracts, or liabilities of the person entitled to such benefits. If the Participant or Beneficiary shall become bankrupt, or attempt to anticipate, alienate, sell, transfer or encumber any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease and terminate, and the Committee may hold or apply the same for the benefit of the Participant or his or her spouse, children, or other dependents, or any of them, in such manner and in such amounts and proportions as the Committee may deem proper. During a Participant's lifetime, rights hereunder are exercisable only by the Participant or that person's guardian or legal representative. Notwithstanding the foregoing, nothing in this Section shall prohibit the transfer of any benefit by will or by the laws of descent and distribution or (if permitted by applicable regulations under Section 16(b) of the Securities Exchange Act) pursuant to a qualified domestic relations order, as defined under the Internal Revenue Code and the Employee Retirement Income Security Act.

Section 11.05 No Funding Required

The obligations of Eaton to make payments shall be a liability of Eaton to the Participant. Eaton shall not be required to maintain any separate fund or reserve, or purchase or acquire life insurance on a Participant's life, or otherwise segregate assets to assure that any particular asset of Eaton is available to make such payments by reason of Eaton's obligations hereunder. Nothing contained in the Plan shall be construed as creating a trust or other fiduciary relationship between Eaton and a Participant or any other person.

Section 11.06 No Employment Contract

The Plan shall not be deemed to constitute a contract of employment between Eaton and a Participant. Neither shall the execution of the Plan nor any action taken by Eaton or the Committee pursuant to the Plan confer on a Participant any legal right to be continued in any other capacity with Eaton whatsoever.

Section 11.07 Governing Law

The Plan shall be construed and governed in accordance with the law of the State of Ohio to the extent not covered by Federal law.

ADMISSION TO THE ANNUAL MEETING

Shareholders who plan to attend the 1995 annual meeting of shareholders may apply for admission tickets at the Registration Desk immediately prior to the meeting.
Shareholders whose shares are registered in the name of a broker or bank should obtain certification of ownership to bring to the meeting.

EATON CORPORATION
Eaton Center
Cleveland, Ohio 44114-2584

- --------------------------------------------------------------------------------
                                                                          (LOGO)

CONFIDENTIAL VOTING INSTRUCTIONS

To Key Trust Company of Ohio, N.A., Trustee for the Cutler-Hammer de Puerto Rico, Inc. Retirement Savings Plan ("Plan"):

The undersigned, as a participant in the Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the shares for which it receives voting instructions.

Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

CONFIDENTIAL VOTING INSTRUCTIONS
To Key Trust Company of Ohio, N.A., Trustee for the Eaton
Corporation Savings Plan for Certain Cutler-Hammer Represented
Employees ("Plan"):

The undersigned, as a participant in the Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the shares for which it receives voting instructions.

Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR                                             PLAN SHARES
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly in the enclosed envelope to protect confidentiality.

CONFIDENTIAL VOTING INSTRUCTIONS

To Fidelity Management Trust Company, Trustee for the Eaton Corporation Consolidated Controls Profit Sharing Plan Trust ("Plan"):

The undersigned, as a participant in the Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the shares for which it receives voting instructions.

Election of Directors: N. A. Armstrong, W. E. Butler, E. Green, A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR                                             PLAN SHARES
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the AIL Systems Inc. Employee Investment Plan and Trust ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Shares for which the Trustee does not receive voting instructions will not be voted by the Trustee.

         Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
         A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE


     /X/    PLEASE MARK YOUR                              PLAN SHARES
            VOTES AS IN THIS
            EXAMPLE.
                        FOR        WITHHELD                              FOR       AGAINST     ABSTAIN
1. Election of          / /          / /                                 / /         / /         / /
   Directors                                       2. Approve
   (see reverse)                                      1995
                                                      Stock Plan

                                                   3. Approve          / /         / /         / /
                                                      Incentive
For, except vote withheld                             Compansation
from the following                                    Deferral
nominee(s):                                           Plan
_____________________________________________
                                                   4. Ratify           / /         / /         / /
                                                      Appointment
                                                      of Independent
                                                      Auditors

                                                     BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 and #4.

                                                   5. In their discretion, the
                                                      proxies are authorized
                                                      to vote upon such other
                                                      business as may properly
                                                      come before the meeting.


     PARTICIPANT'S
     SIGNATURE____________________________________ DATE _______________

     NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.


  P      EATON CORPORATION
  R      EATON CENTER
  O      CLEVELAND, OHIO 44114-2584
  X      -------------------------------------------------------
  Y                                                       (LOGO)

         The undersigned hereby appoints W. E. Butler, G. L. Gherlein and
         E. R. Franklin as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all of the Eaton common shares, including reinvestment shares, if any, held by the undersigned on February 27, 1995, at the annual meeting of shareholders to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof.

         Election of Directors: N. A. Armstrong, W. E. Butler, E. Green,
         A. W. Reynolds and J. S. Rodewig

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
         WHEN PROPERLY EXECUTED, IT WILL BE VOTED FOR ITEMS #1, #2, #3 AND #4 UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE REVERSE SIDE.

         PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
         ENVELOPE.
                                                                  SEE REVERSE
                                                                     SIDE


     /X/    PLEASE MARK YOUR                        SHARES IN YOUR NAME   REINVESTMENT SHARES
            VOTES AS IN THIS
            EXAMPLE.
                        FOR        WITHHELD                              FOR       AGAINST     ABSTAIN
1. Election of          / /          / /                                 / /         / /         / /
   Directors                                       2. Approve
   (see reverse)                                      1995
                                                      Stock Plan

                                                   3. Approve          / /         / /         / /
                                                      Incentive
For, except vote withheld                             Compansation
from the following                                    Deferral
nominee(s):                                           Plan
_____________________________________________
                                                   4. Ratify           / /         / /         / /
                                                      Appointment
                                                      of Independent
                                                      Auditors

                                                     BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 and #4.

                                                   5. In their discretion, the
                                                      proxies are authorized
                                                      to vote upon such other
                                                      business as may properly
                                                      come before the meeting.


     SIGNATURE(S) _____________________________________________________   DATE  ____________

     SIGNATURE(S) _____________________________________________________   DATE  ____________

     NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such.


CONFIDENTIAL VOTING INSTRUCTIONS

To Key Trust Company of Ohio, N.A., Trustee for the Eaton
Corporation Share Purchase and Investment Plan ("Plan"):

The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date ("allocated shares") and (b) the proportionate number of common shares of Eaton Corporation which are not allocated to the account of any participant ("unallocated shares") as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions, in each case at the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, allocated shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the allocated shares for which it receives voting instructions. Unallocated shares are voted by the Trustee as directed by the participants who return signed voting instruction cards. (Any participant wishing to vote the unallocated shares differently from the allocated shares may do so by requesting a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 91037, Cleveland, Ohio 44101-3037
(216) 813-6152.)

Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR                                             PLAN SHARES
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

CONFIDENTIAL VOTING INSTRUCTIONS

To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Lincoln Plant Share Purchase and Investment Plan and Trust ("Plan"):

The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Shares for which the Trustee does not receive voting instructions will not be voted by the Trustee.

Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

CONFIDENTIAL VOTING INSTRUCTIONS

To Key Trust Company of Ohio, N.A., Trustee for the Eaton
Corporation Wauwatosa Union Plan and Trust ("Plan"):

The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Shares for which the Trustee does not receive voting instructions will not be voted by the Trustee.

Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

 CONFIDENTIAL VOTING INSTRUCTIONS (UNALLOCATED SHARES ONLY)

 To Key Trust Company of Ohio, N.A., Trustee for the Eaton
 Corporation Share Purchase and Investment Plan ("Plan"):

The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy the number of common shares of Eaton Corporation which are not allocated to the account of any participant in the Plan (the "unallocated shares") as to which the undersigned is entitled to direct the voting in accordance with the provisions of the Plan at the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Unallocated shares are voted by the Trustee as directed by the participants who return signed voting instruction cards.

Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

CONFIDENTIAL VOTING INSTRUCTIONS

To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Investment Plan for Hourly Employees of the Hydraulics Division Hutchinson Plant ("Plan"):

The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 26, 1995, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2, #3 and #4 unless contrary voting instructions are indicated on the reverse side of this card. Shares for which the Trustee does not receive voting instructions will not be voted by the Trustee.

Election of Directors:  N. A. Armstrong, W. E. Butler, E. Green,
A. W. Reynolds and J. S. Rodewig

                                                                SEE REVERSE
                                                                   SIDE

  / X /             PLEASE MARK YOUR
                    VOTES AS IN THIS
                    EXAMPLE.

                    FOR     WITHHELD                                             FOR   AGAINST  ABSTAIN
1. Election of     /  /      /  /                  2. Approve 1995              /  /    /  /     /  /
   Directors                                          Stock Plan
   (see reverse)
                                                   3. Approve Incentive         /  /    /  /     /  /
For, except vote withheld                             Compensation
from the following                                    Deferral Plan
nominee(s):
___________________________________________        4. Ratify Appointment       /  /     /  /     /  /
                                                      of Independent
                                                      Auditors

                                                      BOARD RECOMMENDS A VOTE FOR
                                                      #1, #2, #3 AND #4.

                                                   5. In their discretion, the proxies are authorized
                                                      to vote upon such other business as may properly
                                                      come before the meeting.


PARTICIPANT'S SIGNATURE ____________________________________ DATE __________

NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.